UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

AB MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: May 31, 2018

Date of reporting period: May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.18

ANNUAL REPORT

AB MUNICIPAL INCOME FUND II

+	AB ARIZONA PORTFOLIO
+	AB MASSACHUSETTS PORTFOLIO
+	AB MINNESOTA PORTFOLIO
+	AB NEW JERSEY PORTFOLIO
+	AB OHIO PORTFOLIO
+	AB PENNSYLVANIA PORTFOLIO
+	AB VIRGINIA PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Income Fund II: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL INCOME FUND II | 1

ANNUAL REPORT

July 11, 2018

This report provides management’s discussion of fund performance for AB Municipal Income Fund II: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio for the annual reporting period ended May 31, 2018.

The investment objective of the Portfolios is to earn the highest level of current income, exempt from both federal income tax and state taxation of the respective state, that is available without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB ARIZONA PORTFOLIO
Class A Shares	0.64%	1.30%
Class B Shares[1]	0.17%	0.54%
Class C Shares	0.18%	0.55%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB MASSACHUSETTS PORTFOLIO
Class A Shares	0.21%	0.75%
Class B Shares[1]	-0.17%	-0.01%
Class C Shares	-0.17%	-0.01%
Advisor Class Shares[2]	0.33%	1.00%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB MINNESOTA PORTFOLIO
Class A Shares	0.26%	0.69%
Class B Shares[1]	-0.01%	0.04%
Class C Shares	-0.11%	-0.06%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

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NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB NEW JERSEY PORTFOLIO
Class A Shares	0.34%	1.65%
Class B Shares[1]	-0.04%	0.88%
Class C Shares	0.07%	0.89%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB OHIO PORTFOLIO
Class A Shares	0.20%	0.58%
Class B Shares[1]	-0.17%	-0.17%
Class C Shares	-0.07%	-0.07%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB PENNSYLVANIA PORTFOLIO
Class A Shares	0.60%	1.10%
Class B Shares[1]	0.13%	0.35%
Class C Shares	0.23%	0.35%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

	6 Months	12 Months
AB VIRGINIA PORTFOLIO
Class A Shares	0.51%	1.10%
Class B Shares[1]	0.04%	0.34%
Class C Shares	0.14%	0.35%
Advisor Class Shares[2]	0.55%	1.35%
Bloomberg Barclays Municipal Bond Index	0.71%	1.11%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended May 31, 2018. All performance comparisons are before sales charges.

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Arizona Portfolio: For the 12-month period, all share classes of the Portfolio except Class A shares underperformed the benchmark; all share classes underperformed for the six-month period.

For both periods, yield-curve positioning in seven- to 10-year duration municipals and an underweight to pre-refunded bonds detracted relative to the benchmark. Security selection within the public higher education and senior living sectors contributed. For the 12-month period, yield-curve positioning in six- to seven-year duration municipals and an underweight to the special tax sector detracted. Yield-curve positioning in less-than-one-year duration municipals and an overweight to the senior living sector contributed. For the six-month period, security selection within the pre-refunded and not-for-profit health care sectors detracted, while selection in the special tax and local general obligation (“GO”) sectors contributed.

Massachusetts Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods.

Yield-curve positioning, particularly in seven- to 10-year duration municipals, detracted for both periods relative to the benchmark; an overweight to pre-refunded bonds also detracted. Security selection within the miscellaneous revenue and state GO sectors contributed. For the 12-month period, yield-curve positioning in three- to four-year duration municipals detracted. Security selection within the not-for-profit health care sector and yield-curve positioning in five- to six-year duration municipals contributed. For the six-month period, security selection within the private higher education sector detracted, although an overweight to the sector contributed. Yield-curve positioning in three- to four-year duration municipals also contributed.

Minnesota Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods.

For both periods, yield-curve positioning in seven- to 10-year duration municipals and an overweight to pre-refunded bonds detracted relative to the benchmark. Security selection within the electric utility sector and an overweight to the not-for-profit health care sector contributed. For the 12-month period, yield-curve positioning in five- to six-year duration municipals and security selection within the tax-supported state lease sector detracted. Security selection within the pre-refunded sector and yield-curve positioning in four- to five-year duration municipals contributed. For the six-month period, security selection within the pre-refunded and not-for-profit health care sectors detracted, while selection in the local GO sector contributed. Yield-curve positioning in three- to four-year duration municipals also contributed.

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New Jersey Portfolio: For the 12-month period, all share classes of the Portfolio except Class A shares underperformed the benchmark, all share classes underperformed for the six-month period.

For both periods, yield-curve positioning in six- to seven-year duration municipals and security selection within the pre-refunded sector detracted relative to the benchmark. Yield-curve positioning in seven- to 10-year duration municipals contributed. For the 12-month period, yield-curve positioning in two- to three-year duration municipals and an overweight to pre-refunded bonds detracted. Security selection within the miscellaneous revenue, tax-supported local lease and tax-supported state lease sectors contributed. For the six-month period, security selection within the toll roads/transit sector and yield-curve positioning in four- to five-year duration municipals detracted. Security selection within the tobacco and local GO sectors contributed. Yield-curve positioning in five- to six-year duration municipals also contributed.

Ohio Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods.

For both periods, security selection within the public higher education sector detracted relative to the benchmark, while selection in the miscellaneous revenue sector contributed. For the 12-month period, yield-curve positioning, particularly in four- to five-year and five- to six-year duration municipals, detracted. Security selection within the pre-refunded sector, an overweight to senior living and underweight to the state GO sectors contributed. For the six-month period, security selection within the local GO, special tax and tax-supported local lease sectors detracted, while selection in the tobacco sector contributed. Yield-curve positioning contributed, driven by an underweight to over-10-year duration municipals.

Pennsylvania Portfolio: All share classes of the Portfolio underperformed the benchmark for both periods.

For both periods, an overweight to pre-refunded bonds detracted relative to the benchmark. Yield-curve positioning also detracted, particularly in two- to three-year duration municipals. Security selection within the tax-supported state lease sector contributed. For the 12-month period, an underweight to the tax-supported state lease sector detracted. Security selection within the miscellaneous revenue and water and sewer sectors contributed. Yield-curve positioning in four- to five-year duration municipals also contributed. For the six-month period, yield-curve positioning in over-10-year duration municipals detracted, while positioning in two- to three-year and seven- to 10-year duration municipals contributed. Security selection within the not-for-profit health care sector also contributed.

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Virginia Portfolio: For the 12-month period, all share classes of the Portfolio except Advisor Class shares underperformed the benchmark; all share classes underperformed for the six-month period.

For both periods, security selection within the local GO and pre-refunded sectors detracted relative to the benchmark. An overweight to pre-refunded bonds and yield-curve positioning in seven- to 10-year duration municipals also detracted. Security selection within the toll roads/transit sector and an overweight to the senior living sector contributed. For the 12-month period, security selection within the special tax and senior living sectors contributed. For the six-month period, security selection within the tobacco sector and an underweight to the state GO sector contributed.

During the six-month period, all Portfolios except the Pennsylvania Portfolio, used derivatives in the form of interest rate swaps for hedging purposes, which had an immaterial impact on absolute performance. During the 12-month period, all Portfolios used interest rate swaps for hedging purposes, which had an immaterial impact on absolute performance. During both periods, the Massachusetts Portfolio also used interest rate swaps for investment purposes, which had an immaterial impact on absolute performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Against the backdrop of three interest rate hikes by the US Federal Reserve and concerns about tax reform, municipals remained resilient throughout 2017 and outperformed US Treasuries. Yields rose at the beginning of 2018; by the end of February, 10-year AAA municipal yields were 50 basis points higher than at the end of 2017. Longer-term municipal yields staged a slight rally for the remainder of the period ended May 31, 2018, though short-term yields increased another 25 basis points as the yield curve flattened. For the entire 12-month period, short-maturity yields increased significantly more than intermediate- and long-maturity yields; for example, AAA-rated two-year yields increased 86 basis points, while AAA-rated 30-year yields only rose 13 basis points.

The Fund’s Senior Investment Management Team (the “Team”) maintains the Fund’s underweight to the longest-maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy. Fiscal conditions continue to improve for the majority of states, according to the National Association of State Budget Officers. For example, overall revenue growth for fiscal year 2018 grew nearly 5% on average for all states, the largest increase since 2015. The Team continues to focus on after-tax return by investing in investment-grade municipal bonds with selective investments in high yield that generate income exempt from federal income taxes.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant

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that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

Portfolio	Insured Bonds[1]	Pre-refunded/ ETM2/Insured Bonds[1]
Arizona	16.01%	0.91%
Massachusetts	3.12%	0.00%
Minnesota	1.54%	0.00%
New Jersey	24.44%	9.37%
Ohio	1.41%	0.00%
Pennsylvania	12.50%	1.59%
Virginia	2.05%	0.00%

1	Breakdowns expressed as a percentage of investments in municipal bonds.

2	Escrowed to maturity.

INVESTMENT POLICIES

Each of the Portfolios pursues its objective by investing principally in high-yielding, predominantly investment-grade municipal securities. Each of the Portfolios invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax.

The Portfolios may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; and derivatives, such as options, futures contracts, forwards and swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, could negatively affect the municipal securities markets.

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DISCLOSURES AND RISKS (continued)

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Portfolios.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of the Portfolios’ shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AB ARIZONA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Arizona Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB ARIZONA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			2.02%	3.26%
1 Year	1.30%	-1.78%
5 Years	2.81%	2.18%
10 Years	3.92%	3.60%
CLASS B SHARES			1.24%	2.00%
1 Year	0.54%	-2.41%
5 Years	2.04%	2.04%
10 Years[3]	3.50%	3.50%
CLASS C SHARES			1.34%	2.16%
1 Year	0.55%	-0.44%
5 Years	2.04%	2.04%
10 Years	3.19%	3.19%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97%, 1.73% and 1.72% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.53% and 1.53% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

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HISTORICAL PERFORMANCE (continued)

AB ARIZONA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.36%
5 Years	2.80%
10 Years	3.70%
CLASS B SHARES
1 Year	-2.06%
5 Years	2.68%
10 Years[1]	3.59%
CLASS C SHARES
1 Year	-0.08%
5 Years	2.68%
10 Years	3.28%

1	Assumes conversion of Class B shares into Class A shares after six years.

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HISTORICAL PERFORMANCE

AB MASSACHUSETTS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Massachusetts Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AB MASSACHUSETTS PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.79%	2.90%
1 Year	0.75%	-2.27%
5 Years	2.30%	1.68%
10 Years	3.86%	3.55%
CLASS B SHARES			1.09%	1.77%
1 Year	-0.01%	-2.94%
5 Years	1.56%	1.56%
10 Years[3]	3.45%	3.45%
CLASS C SHARES			1.11%	1.80%
1 Year	-0.01%	-0.98%
5 Years	1.56%	1.56%
10 Years	3.13%	3.13%
ADVISOR CLASS SHARES[4]			2.10%	3.40%
1 Year	1.00%	1.00%
Since Inception[5]	0.28%	0.28%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.63%, 1.63% and 0.65% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.77%, 1.52%, 1.52% and 0.52% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 7/25/2016.

16 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB MASSACHUSETTS PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.95%
5 Years	2.36%
10 Years	3.62%
CLASS B SHARES
1 Year	-2.60%
5 Years	2.25%
10 Years[1]	3.51%
CLASS C SHARES
1 Year	-0.64%
5 Years	2.25%
10 Years	3.20%
ADVISOR CLASS SHARES[2]
1 Year	1.26%
Since Inception[3]	0.31%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 7/25/2016.

abfunds.com	AB MUNICIPAL INCOME FUND II | 17

HISTORICAL PERFORMANCE

AB MINNESOTA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Minnesota Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

18 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB MINNESOTA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.38%	2.36%
1 Year	0.69%	-2.33%
5 Years	2.40%	1.77%
10 Years	3.52%	3.20%
CLASS B SHARES			0.71%	1.21%
1 Year	0.04%	-2.90%
5 Years	1.67%	1.67%
10 Years[3]	3.08%	3.08%
CLASS C SHARES			0.68%	1.16%
1 Year	-0.06%	-1.04%
5 Years	1.65%	1.65%
10 Years	2.78%	2.78%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.11%, 1.92% and 1.85% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios inclusive of interest expense to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 19

HISTORICAL PERFORMANCE (continued)

AB MINNESOTA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.89%
5 Years	2.32%
10 Years	3.27%
CLASS B SHARES
1 Year	-2.54%
5 Years	2.24%
10 Years[1]	3.15%
CLASS C SHARES
1 Year	-0.57%
5 Years	2.19%
10 Years	2.85%

1	Assumes conversion of Class B shares into Class A shares after six years.

20 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB NEW JERSEY PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB New Jersey Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 21

HISTORICAL PERFORMANCE (continued)

AB NEW JERSEY PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.73%	2.92%
1 Year	1.65%	-1.38%
5 Years	2.66%	2.03%
10 Years	3.79%	3.47%
CLASS B SHARES			1.02%	1.72%
1 Year	0.88%	-2.07%
5 Years	1.92%	1.92%
10 Years[3]	3.35%	3.35%
CLASS C SHARES			1.04%	1.76%
1 Year	0.89%	-0.10%
5 Years	1.92%	1.92%
10 Years	3.04%	3.04%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.76% and 1.76% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.57% and 1.57% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

22 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB NEW JERSEY PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.20%
5 Years	2.67%
10 Years	3.58%
CLASS B SHARES
1 Year	-1.88%
5 Years	2.55%
10 Years[1]	3.46%
CLASS C SHARES
1 Year	0.10%
5 Years	2.54%
10 Years	3.14%

1	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 23

HISTORICAL PERFORMANCE

AB OHIO PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Ohio Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

24 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB OHIO PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.80%	2.93%
1 Year	0.58%	-2.43%
5 Years	2.13%	1.51%
10 Years	3.40%	3.08%
CLASS B SHARES			1.06%	1.73%
1 Year	-0.17%	-3.10%
5 Years	1.39%	1.39%
10 Years[3]	2.97%	2.97%
CLASS C SHARES			1.12%	1.82%
1 Year	-0.07%	-1.05%
5 Years	1.39%	1.39%
10 Years	2.67%	2.67%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.85% and 1.78% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55% and 1.55% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 25

HISTORICAL PERFORMANCE (continued)

AB OHIO PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.95%
5 Years	2.16%
10 Years	3.20%
CLASS B SHARES
1 Year	-2.61%
5 Years	2.04%
10 Years[1]	3.08%
CLASS C SHARES
1 Year	-0.54%
5 Years	2.04%
10 Years	2.78%

1	Assumes conversion of Class B shares into Class A shares after six years.

26 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE

AB PENNSYLVANIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Pennsylvania Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL INCOME FUND II | 27

HISTORICAL PERFORMANCE (continued)

AB PENNSYLVANIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			1.75%	2.78%
1 Year	1.10%	-1.97%
5 Years	2.70%	2.07%
10 Years	3.74%	3.43%
CLASS B SHARES			1.02%	1.62%
1 Year	0.35%	-2.60%
5 Years	1.95%	1.95%
10 Years[3]	3.31%	3.31%
CLASS C SHARES			1.06%	1.68%
1 Year	0.35%	-0.64%
5 Years	1.97%	1.97%
10 Years	3.01%	3.01%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.05%, 1.79% and 1.79% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.60% and 1.60% for Class A, Class B and Class C shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

28 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB PENNSYLVANIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.42%
5 Years	2.70%
10 Years	3.52%
CLASS B SHARES
1 Year	-2.13%
5 Years	2.57%
10 Years[1]	3.41%
CLASS C SHARES
1 Year	-0.25%
5 Years	2.57%
10 Years	3.09%

1	Assumes conversion of Class B shares into Class A shares after six years.

abfunds.com	AB MUNICIPAL INCOME FUND II | 29

HISTORICAL PERFORMANCE

AB VIRGINIA PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

5/31/2008 TO 5/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Virginia Portfolio Class A shares (from 5/31/2008 to 5/31/2018) as compared to the performance of the Portfolio’s benchmark. Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

30 | AB MUNICIPAL INCOME FUND II	abfunds.com

HISTORICAL PERFORMANCE (continued)

AB VIRGINIA PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]
CLASS A SHARES			2.01%	3.28%
1 Year	1.10%	-1.97%
5 Years	2.62%	1.99%
10 Years	4.02%	3.70%
CLASS B SHARES			1.27%	2.07%
1 Year	0.34%	-2.61%
5 Years	1.87%	1.87%
10 Years[3]	3.59%	3.59%
CLASS C SHARES			1.33%	2.17%
1 Year	0.35%	-0.63%
5 Years	1.88%	1.88%
10 Years	3.29%	3.29%
ADVISOR CLASS SHARES[4]			2.33%	3.80%
1 Year	1.35%	1.35%
Since Inception[5]	0.80%	0.80%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.64%, 1.63% and 0.66% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.80%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before September 29, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended May 31, 2018.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class B shares into Class A shares after six years.

4	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

5	Inception date: 7/25/2016.

abfunds.com	AB MUNICIPAL INCOME FUND II | 31

HISTORICAL PERFORMANCE (continued)

AB VIRGINIA PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.65%
5 Years	2.77%
10 Years	3.79%
CLASS B SHARES
1 Year	-2.36%
5 Years	2.66%
10 Years[1]	3.67%
CLASS C SHARES
1 Year	-0.38%
5 Years	2.67%
10 Years	3.37%
ADVISOR CLASS SHARES[2]
1 Year	1.61%
Since Inception[3]	0.86%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

3	Inception date: 7/25/2016.

32 | AB MUNICIPAL INCOME FUND II	abfunds.com

FUND EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL INCOME FUND II | 33

FUND EXPENSES (continued)

(unaudited)

AB Arizona Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.40	$4.00	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$1,001.70	$7.69	1.54%
Hypothetical**	$1,000	$1,017.25	$7.75	1.54%
Class C
Actual	$1,000	$1,001.80	$7.74	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%

AB Massachusetts Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.10	$3.99	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$998.30	$7.72	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class C
Actual	$1,000	$998.30	$7.72	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Advisor Class
Actual	$1,000	$1,003.30	$2.75	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

AB Minnesota Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.60	$4.34	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$999.90	$8.08	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Class C
Actual	$1,000	$998.90	$8.07	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%

34 | AB MUNICIPAL INCOME FUND II	abfunds.com

FUND EXPENSES (continued)

(unaudited)

AB New Jersey Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.40	$4.20	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
Class B
Actual	$1,000	$999.60	$7.93	1.59%
Hypothetical**	$1,000	$1,017.00	$8.00	1.59%
Class C
Actual	$1,000	$1,000.70	$7.93	1.59%
Hypothetical**	$1,000	$1,017.00	$8.00	1.59%

AB Ohio Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.00	$4.04	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%
Class B
Actual	$1,000	$998.30	$7.77	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
Class C
Actual	$1,000	$999.30	$7.78	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%

AB Pennsylvania Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.00	$4.40	0.88%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%
Class B
Actual	$1,000	$1,001.30	$8.08	1.62%
Hypothetical**	$1,000	$1,016.85	$8.15	1.62%
Class C
Actual	$1,000	$1,002.30	$8.14	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%

abfunds.com	AB MUNICIPAL INCOME FUND II | 35

FUND EXPENSES (continued)

(unaudited)

AB Virginia Portfolio

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.10	$4.10	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
Class B
Actual	$1,000	$1,000.40	$7.83	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$1,001.40	$7.83	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Advisor Class
Actual	$1,000	$1,005.50	$2.85	0.57%
Hypothetical**	$1,000	$1,022.09	$2.87	0.57%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

36 | AB MUNICIPAL INCOME FUND II	abfunds.com

BOND RATING SUMMARY1

May 31, 2018 (unaudited)

1	All data are as of May 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND II | 37

BOND RATING SUMMARY1

May 31, 2018 (unaudited)

1	All data are as of May 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

38 | AB MUNICIPAL INCOME FUND II	abfunds.com

BOND RATING SUMMARY1

May 31, 2018 (unaudited)

1	All data are as of May 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL INCOME FUND II | 39

BOND RATING SUMMARY1

May 31, 2018 (unaudited)

1	All data are as of May 31, 2018. The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

AB ARIZONA PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 98.5%
Arizona – 81.8%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.25%, 7/01/29 (Pre-refunded/ETM)	$1,500	$1,646,070
Series 2013A 5.00%, 7/01/37	3,000	3,283,920
Arizona Game & Fish Department & Commission (Arizona Game & Fish Department & Commission State Lease) Series 2006 5.00%, 7/01/26	1,000	1,002,540
Arizona Health Facilities Authority (Dignity Health Obligated Group) Series 2009D 5.00%, 7/01/28	1,000	1,027,730
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/34	3,000	3,351,540
Arizona State University Series 2014 5.00%, 8/01/33	2,050	2,314,552
City of Glendale AZ Water & Sewer Revenue Series 2012 5.00%, 7/01/28	2,000	2,208,880
City of Mesa AZ (City of Mesa AZ Excise Tax) Series 2013 5.00%, 7/01/32	5,000	5,487,450
City of Mesa AZ Utility System Revenue Series 2016 4.00%, 7/01/32	1,000	1,073,450
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017A 5.00%, 7/01/33	750	861,315
City of Tempe AZ (City of Tempe AZ Excise Tax) Series 2016 5.00%, 7/01/30	520	606,242
City of Tucson AZ Water System Revenue Series 2012 5.00%, 7/01/28 (Pre-refunded/ETM)	500	558,830
5.00%, 7/01/29 (Pre-refunded/ETM)	1,860	2,078,848

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 7/01/26 (Pre-refunded/ETM)	$1,000	$1,089,960
AGM Series 2010 5.00%, 7/01/25 (Pre-refunded/ETM)	1,000	1,063,400
County of Pinal AZ Series 2014 5.00%, 8/01/32	2,840	3,215,107
Glendale Industrial Development Authority (Beatitudes Campus (The)) Series 2017 5.00%, 11/15/36(a)	1,000	1,036,550
Glendale Industrial Development Authority (Glencroft Retirement Community Obligated Group) Series 2016 5.00%, 11/15/36(a)	600	609,486
Glendale Industrial Development Authority (Royal Oaks Life Care Community) Series 2016 5.00%, 5/15/39	1,000	1,098,430
Glendale Municipal Property Corp. (Glendale Municipal Property Corp. Excise Tax) Series 2012C 5.00%, 7/01/38	2,500	2,721,125
Industrial Development Authority of the City of Phoenix (The) Series 2012 6.00%, 7/01/32 (Pre-refunded/ETM)(a)	250	279,518
Industrial Development Authority of the City of Phoenix (The) (Deer Valley Assisted Living Facility LLC) Series 2016A 5.125%, 7/01/36(a)	1,000	986,630
Industrial Development Authority of the City of Phoenix (The) (Downtown Phoenix Student Housing LLC) Series 2018A 5.00%, 7/01/37-7/01/42	2,250	2,497,417
Industrial Development Authority of the City of Phoenix (The) (JMF-Higley 2012 LLC) Series 2012 5.00%, 12/01/32	2,500	2,727,300

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maricopa County Industrial Development Authority (Banner Health Obligated Group) Series 2016A 5.00%, 1/01/33-1/01/35	$3,400	$3,898,828
Maricopa County Industrial Development Authority (GreatHearts Arizona Obligated Group) Series 2017A 5.00%, 7/01/37	750	851,790
Maricopa County Industrial Development Authority (Reid Traditional Schools Painted Rock Academy) Series 2016 5.00%, 7/01/36-7/01/47	2,450	2,569,633
McAllister Academic Village LLC (Arizona State University) Series 2016 5.00%, 7/01/37	2,500	2,861,925
Northern Arizona University BAM Series 2015 5.00%, 6/01/34	1,000	1,134,060
Pima County Regional Transportation Authority Series 2011 5.00%, 6/01/26 (Pre-refunded/ETM)	3,000	3,259,170
Pinal County Industrial Development Authority (Florence West Prison Expansion LLC) ACA Series 2006A 5.25%, 10/01/22	1,400	1,401,036
Salt River Project Agricultural Improvement & Power District Series 2012A 5.00%, 12/01/29	1,500	1,657,245
Series 2015A 5.00%, 12/01/35	2,000	2,285,820
Series 2017A 5.00%, 1/01/33	1,100	1,315,270
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	1,000	1,194,890
5.25%, 12/01/22-12/01/23	1,165	1,309,967
State of Arizona Lottery Revenue AGM Series 2010A 5.00%, 7/01/28	6,000	6,273,780

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Student & Academic Services LLC (Northern Arizona Capital Facilities Finance Corp.) BAM Series 2014 5.00%, 6/01/44	$1,200	$1,308,036
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	400	417,716
Town of Buckeye AZ (Town of Buckeye AZ Excise Tax) Series 2015 5.00%, 7/01/35	3,450	3,889,185
Town of Queen Creek AZ Excise Tax Revenue Series 2018A 5.00%, 8/01/47	2,000	2,325,100
Tucson Airport Authority, Inc. AMBAC Series 2001 5.35%, 6/01/31	6,475	6,492,741
Tucson Industrial Development Authority (University of Arizona) AMBAC Series 2002A 5.00%, 7/15/32(a)	985	986,202
University of Arizona Series 2014 5.00%, 8/01/33	3,765	4,216,838
Western Maricopa Education Center District No. 402 Series 2014B 4.50%, 7/01/33-7/01/34	3,940	4,277,852

		96,753,374

Delaware – 0.5%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2016 5.00%, 9/01/36	520	564,153

Florida – 2.7%
City of Orlando FL Series 2014A 5.25%, 11/01/33 (Pre-refunded/ETM)	1,820	2,125,942
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2015 5.00%, 6/01/35	1,000	1,099,470

		3,225,412

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 1.5%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	$775	$820,027
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	875	944,046

		1,764,073

Illinois – 2.4%
Chicago Board of Education Series 2018A 5.00%, 12/01/31(c)	335	345,770
Cook County Forest Preserve District Series 2012C 5.00%, 12/15/32	2,360	2,492,892

		2,838,662

Kentucky – 0.9%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.25%, 6/01/41	1,000	1,100,760

Louisiana – 0.5%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.25%, 11/15/45(a)	500	555,835

Minnesota – 1.1%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	1,130	1,285,375

New York – 0.7%
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)(a)	120	130,908
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	700	756,441

		887,349

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.0%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37(a)	$600	$626,394
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35(a)	500	528,530

		1,154,924

Ohio – 0.3%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	320	307,200

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	165	147,675

South Carolina – 0.6%
South Carolina Public Service Authority Series 2016B 5.00%, 12/01/41	620	676,860

Texas – 3.3%
North Texas Tollway Authority
Series 2015A 5.00%, 1/01/34	1,000	1,113,470
Series 2015B 5.00%, 1/01/34	1,300	1,461,499
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	840	917,457
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	420	448,665

		3,941,091

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PORTFOLIO OF INVESTMENTS (continued)

AB ARIZONA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington – 1.1%
Kalispel Tribe of Indians Series 2018B 5.25%, 1/01/38(a)(c)	$225	$230,780
Port of Seattle WA Series 2015A 5.00%, 4/01/40	1,000	1,109,540

		1,340,320

Total Municipal Obligations (cost $113,390,568)		116,543,063

	Shares
SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $237,390)	237,390	237,390

Total Investments – 98.7% (cost $113,627,958)		116,780,453
Other assets less liabilities – 1.3%		1,501,005

Net Assets – 100.0%		$118,281,458

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the market value of this security amounted to $417,716 or 0.4% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 16.0% and 0.9%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

ETM – Escrowed to Maturity

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 47

PORTFOLIO OF INVESTMENTS

AB MASSACHUSETTS PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
Massachusetts – 82.2%
Commonwealth of Massachusetts Series 2013 5.00%, 6/01/31 (Pre-refunded/ETM)	$2,500	$2,723,575
Series 2015A 5.00%, 7/01/35	10,000	11,492,900
Series 2018A 5.00%, 1/01/42	5,000	5,808,700
NATL Series 2000F 2.611%, 12/01/30(a)	600	600,000
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.881% (CPIYOYX + 1.67%), 6/01/20(b)	2,000	2,045,920
Marthas Vineyard Land Bank BAM Series 2014 5.00%, 5/01/31-5/01/32	2,830	3,253,816
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2010B 5.00%, 7/01/28-7/01/29	1,670	1,774,419
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2009 5.00%, 8/01/25	3,000	3,110,550
Massachusetts Development Finance Agency Series 2010 5.00%, 7/01/28 (Pre-refunded/ETM)	4,500	4,790,025
Series 2011 5.00%, 7/01/31 (Pre-refunded/ETM)	7,000	7,640,710
Massachusetts Development Finance Agency (Baystate Medical Obligated Group) Series 2014N 5.00%, 7/01/44	7,000	7,637,980
Massachusetts Development Finance Agency (Berkshire Health Systems, Inc. Obligated Group) Series 2012G 5.00%, 10/01/30-10/01/31	3,970	4,320,590

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Boston College) Series 2010R-1 5.00%, 7/01/31	$3,250	$3,443,732
Series 2017T 5.00%, 7/01/37	1,000	1,163,880
Massachusetts Development Finance Agency (Boston Medical Center Corp.) Series 2015D 5.00%, 7/01/44	3,755	4,073,349
Massachusetts Development Finance Agency (Brandeis University) Series 2008N 5.00%, 10/01/26-10/01/27	3,300	3,334,429
Series 2010O-2 5.00%, 10/01/28	3,500	3,648,260
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 4/01/34-4/01/35	5,980	7,019,960
Massachusetts Development Finance Agency (Children’s Hospital Corp. (The)) Series 2014P 5.00%, 10/01/34	1,055	1,193,870
Massachusetts Development Finance Agency (Emerson College) Series 2016A 5.00%, 1/01/34-1/01/36	2,435	2,694,960
5.25%, 1/01/42	1,000	1,114,530
Massachusetts Development Finance Agency (Emmanuel College/MA) Series 2016A 5.00%, 10/01/31	2,000	2,211,900
Massachusetts Development Finance Agency (Franklin W Olin College of Engineering, Inc.) Series 2013E 5.00%, 11/01/38	5,000	5,540,450
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 7/01/37	1,150	1,234,951
Massachusetts Development Finance Agency (Lesley University) Series 2016 5.00%, 7/01/39	2,055	2,310,128

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (MCPHS University) Series 2013F 4.00%, 7/01/32	$1,000	$1,041,470
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.00%, 7/01/27-7/01/32	3,980	4,266,360
5.25%, 7/01/42	1,330	1,416,596
Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/47(c)	2,000	2,135,020
Massachusetts Development Finance Agency (South Shore Hospital, Inc.) Series 2016I 4.00%, 7/01/36	2,000	2,017,840
5.00%, 7/01/41	2,500	2,750,650
Massachusetts Development Finance Agency (Suffolk University) Series 2009A 6.00%, 7/01/24	715	747,132
Series 2017 5.00%, 7/01/33	1,250	1,405,013
Massachusetts Development Finance Agency (Trustees of The Deerfield Academy (The)) Series 2010 5.00%, 10/01/30	5,000	5,348,400
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 7/01/36	1,500	1,660,380
Massachusetts Development Finance Agency (Whitehead Institute for Biomedical Research) Series 2011 5.00%, 6/01/26	1,460	1,584,363
Series 2011A 5.00%, 6/01/27-6/01/28	3,225	3,497,197
Massachusetts Development Finance Agency (Woods Hole Oceanographic Institution) Series 2018 5.00%, 6/01/48	3,000	3,458,670
Massachusetts Health & Educational Facilities Authority Series 2010B 5.00%, 7/01/30 (Pre-refunded/ETM)	3,860	4,108,777

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Health & Educational Facilities Authority (Berklee College of Music, Inc.) Series 2007A 5.00%, 10/01/32	$210	$210,565
Massachusetts Health & Educational Facilities Authority (Foundation of Massachusetts Eye & Ear Obligated Group) Series 2010C 5.375%, 7/01/35	1,005	1,048,929
Massachusetts Health & Educational Facilities Authority (Northeastern University) Series 2010A 5.00%, 10/01/28-10/01/29	7,025	7,483,100
Massachusetts Health & Educational Facilities Authority (Winchester Hospital) Series 2010 5.25%, 7/01/38	2,500	2,648,025
Massachusetts Health & Educational Facilities Authority (Woods Hole Oceanographic Institution) Series 2008B 5.25%, 6/01/26	1,905	1,905,800
Massachusetts Port Authority Series 2010B 5.00%, 7/01/34	2,750	2,915,660
Series 2012B 5.00%, 7/01/32	1,430	1,575,831
Series 2017A 5.00%, 7/01/35-7/01/37	2,600	2,968,048
Massachusetts School Building Authority Series 2015B 5.00%, 1/15/30 (Pre-refunded/ETM)	3,770	4,401,211
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2011B 5.00%, 10/15/32	3,720	4,043,231
Series 2013A 5.00%, 5/15/32	2,500	2,794,050
Massachusetts Water Resources Authority Series 2011B 5.00%, 8/01/26 (Pre-refunded/ETM)	2,425	2,644,196

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 8/01/29 (Pre-refunded/ETM)	$2,000	$2,180,780
Series 2016C 5.00%, 8/01/33	8,500	9,902,330
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/27	6,000	6,496,800
University of Massachusetts Building Authority (University of Massachusetts Boston) Series 20141 5.00%, 11/01/44	2,000	2,261,440
Series 20173 5.00%, 11/01/34	2,500	2,947,550

		188,048,998

Arizona – 2.2%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	4,065	4,334,347
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	660	788,627

		5,122,974

California – 0.2%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	360	362,808

Colorado – 0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,079,310

Connecticut – 0.5%
State of Connecticut Series 2015F 5.00%, 11/15/32	1,000	1,104,470

Florida – 1.5%
County of Miami-Dade FL Aviation Revenue Series 2014 5.00%, 10/01/27	3,000	3,398,610

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 1.5%
Guam Government Waterworks Authority Series 2017 5.00%, 7/01/40	$1,525	$1,630,240
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	1,770	1,909,694

		3,539,934

Illinois – 0.9%
Chicago Board of Education Series 2018A 5.00%, 12/01/31(d)	650	670,898
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.00%, 5/15/37	1,050	1,088,608
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.25%, 1/01/24(e)	360	357,397

		2,116,903

Michigan – 0.7%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,605	1,696,260

New Jersey – 0.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	1,170	1,286,766

New York – 2.4%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28 (Pre-refunded/ETM)	5,065	5,593,634

North Carolina – 1.0%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37(e)	1,000	1,043,990
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	1,000	1,130,830

		2,174,820

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PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 0.8%
County of Hamilton OH (Life Enriching Communities Obligated Group) Series 2016 5.00%, 1/01/36	$1,100	$1,183,149
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(e)	600	576,000

		1,759,149

Pennsylvania – 1.1%
City of Philadelphia PA AGM Series 2017A 5.00%, 8/01/33	1,000	1,137,620
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	1,140	1,259,312

		2,396,932

Puerto Rico – 0.4%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	695	724,461
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	315	281,925

		1,006,386

Texas – 1.3%
North Texas Tollway Authority Series 2015A 5.00%, 1/01/34	1,000	1,113,470
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,090	1,190,509

54 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$545	$582,196

		2,886,175

Wisconsin – 0.8%
Oneida Tribe of Indians of Wisconsin (Oneida Tribe of Indians of Wisconsin Sales Tax) Series 2011 6.50%, 2/01/31(c)	750	784,088
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016B 5.00%, 12/01/25(c)	1,000	1,129,720

		1,913,808

Total Municipal Obligations (cost $217,995,281)		225,487,937

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(f)(g)(h) (cost $862,514)	862,514	862,514

Total Investments – 99.0% (cost $218,857,795)		226,350,451
Other assets less liabilities – 1.0%		2,350,963

Net Assets – 100.0%		$228,701,414

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	6,080	6/01/23	3 Month LIBOR	3.121%	Quarterly/ Semi-Annual	$48,464
USD	10,900	4/03/34	3 Month LIBOR	3.276%	Quarterly/ Semi-Annual	371,702

abfunds.com	AB MUNICIPAL INCOME FUND II | 55

PORTFOLIO OF INVESTMENTS (continued)

AB MASSACHUSETTS PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	35,600	4/01/39	3.022%	3 Month LIBOR	Semi-Annual/ Quarterly	$(115,993)
USD	22,500	4/01/44	3 Month LIBOR	3.081%	Quarterly/ Semi-Annual	412,130

						$716,303

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of this security amounted to $600,000 or 0.26% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2018.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $4,048,828 or 1.8% of net assets.

(d)	When-Issued or delayed delivery security.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CPIYOYX – Consumer Price Index Year Over Year Change

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

56 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS

AB MINNESOTA PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Minnesota – 99.2%
Anoka-Hennepin Independent School District No. 11 COP Series 2014A 5.00%, 2/01/34	$1,695	$1,901,078
Brainerd Independent School District No. 181 Series 2018A 4.00%, 2/01/43(a)	1,000	1,043,610
Central Minnesota Municipal Power Agency Series 2012 5.00%, 1/01/32	2,200	2,374,416
City of Center City MN (Hazelden Betty Ford Foundation) Series 2014 5.00%, 11/01/29-11/01/44	800	888,305
City of Duluth MN Series 2016A 5.00%, 2/01/34	1,000	1,152,150
City of Maple Grove MN (Maple Grove Hospital Corp.) Series 2017 5.00%, 5/01/31	1,000	1,144,370
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	1,000	1,141,170
City of Minneapolis MN (Minneapolis Common Bond Fund) Series 20102A 6.25%, 12/01/30	1,000	1,100,230
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2017A 5.00%, 11/15/28	1,355	1,597,694
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Children’s Health Care) Series 2010A 5.25%, 8/15/25-8/15/35	1,500	1,599,335
City of Rochester MN (Mayo Clinic) Series 2010D 5.00%, 11/15/38	1,000	1,060,360

abfunds.com	AB MUNICIPAL INCOME FUND II | 57

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of St. Cloud MN Series 2010A 5.125%, 5/01/30 (Pre-refunded/ETM)	$1,405	$1,489,230
City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2010A 5.125%, 5/01/30	95	100,493
City of St. Louis Park MN Series 2009 5.50%, 7/01/29 (Pre-refunded/ETM)	1,150	1,195,080
City of St. Paul MN (City of St. Paul MN Sales Tax) Series 2014G 5.00%, 11/01/30-11/01/32	2,900	3,305,358
Cloquet Independent School District No. 94 Series 2015B 5.00%, 2/01/31	2,200	2,522,278
Housing & Redevelopment Authority of The City of St. Paul Minnesota Series 2009A-2 5.25%, 11/15/28 (Pre-refunded/ETM)(b)	610	639,475
Series 2015A 5.00%, 11/15/40 (Pre-refunded/ETM)	600	706,248
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009 5.25%, 11/15/28	590	619,465
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Fairview Health Services Obligated Group) Series 2017 5.00%, 11/15/47	2,000	2,265,320
Housing & Redevelopment Authority of The City of St. Paul Minnesota (HealthPartners Obligated Group) Series 2015A 5.00%, 7/01/32	1,000	1,124,580
Hutchinson Utilities Commission Series 2012A 5.00%, 12/01/25	420	464,915
Minneapolis Special School District No. 1 Series 2016 5.00%, 2/01/31	3,000	3,544,710

58 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Minneapolis-St. Paul Metropolitan Airports Commission Series 2010A 5.00%, 1/01/30	$1,250	$1,308,438
Series 2012B 5.00%, 1/01/29	1,250	1,363,825
Minnesota Agricultural & Economic Development Board (Essentia Health) AGC Series 2008C-1 5.50%, 2/15/25	1,000	1,059,820
Minnesota Higher Education Facilities Authority Series 2009 7-A 5.00%, 10/01/29 (Pre-refunded/ETM)	500	520,575
Series 2010B 5.00%, 10/01/31 (Pre-refunded/ETM)	2,270	2,363,410
Minnesota Higher Education Facilities Authority (College of St. Scholastica, Inc.) Series 2010H 5.125%, 12/01/30	1,000	1,040,890
Minnesota Higher Education Facilities Authority (Hamline University) Series 2017B 5.00%, 10/01/36	500	547,305
Minnesota Higher Education Facilities Authority (St. Catherine University) Series 2012S 5.00%, 10/01/32	1,400	1,529,962
Minnesota Higher Education Facilities Authority (St. Olaf College) Series 20107 5.00%, 10/01/20	255	265,050
Series 20158 5.00%, 12/01/32	1,000	1,149,930
Minnesota Higher Education Facilities Authority (University of St. Thomas) Series 2017A 4.00%, 10/01/34	800	844,608
Minnesota Municipal Power Agency Series 2014 5.00%, 10/01/32	750	859,035
New Prague Independent School District No. 721 Series 2015A 4.00%, 2/01/32	1,000	1,063,020

abfunds.com	AB MUNICIPAL INCOME FUND II | 59

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Northern Municipal Power Agency Series 2010A-2 5.00%, 1/01/23 (Pre-refunded/ETM)	$2,260	$2,428,709
5.00%, 1/01/24 (Pre-refunded/ETM)	1,875	2,014,969
Series 2017 5.00%, 1/01/33-1/01/41	1,150	1,298,182
Southern Minnesota Municipal Power Agency Series 2017A 5.00%, 1/01/47	2,000	2,294,840
St. Paul Port Authority (Amherst H Wilder Foundation/MN) Series 2010-3 5.00%, 12/01/29	2,445	2,569,377
St. Paul Port Authority (St. Paul Port Authority State Lease) Series 2013-3 5.00%, 12/01/24	3,945	4,500,298
University of Minnesota Series 2014B 4.00%, 1/01/32	2,000	2,125,180
5.00%, 1/01/39	1,500	1,677,420
Western Minnesota Municipal Power Agency Series 2014A 5.00%, 1/01/40	2,500	2,802,575

Total Municipal Obligations (cost $66,266,160)		68,607,288

	Shares
SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $719,937)	719,937	719,937

Total Investments – 100.2% (cost $66,986,097)		69,327,225
Other assets less liabilities – (0.2)%		(136,477)

Net Assets – 100.0%		$69,190,748

60 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB MINNESOTA PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	3,260	6/01/23	3 Month LIBOR	3.121%	Quarterly/ Semi-Annual	$25,986

(a)	When-Issued or delayed delivery security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.5% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 61

PORTFOLIO OF INVESTMENTS

AB NEW JERSEY PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
New Jersey – 75.2%
City of Jersey City NJ Series 2017A 5.00%, 11/01/31-11/01/37	$1,500	$1,743,885
Hudson County Improvement Authority (County of Hudson NJ) Series 2016 5.00%, 5/01/36	3,500	3,986,815
Landis Sewage Authority NATL Series 1993 5.98%, 9/19/19(a)	600	617,616
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/26	3,320	3,660,034
New Jersey Economic Development Authority Series 2012 5.00%, 6/01/32 (Pre-refunded/ETM)	2,000	2,223,400
New Jersey Economic Development Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016A 5.00%, 6/01/41(b)	1,000	1,029,860
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	4,000	4,227,600
New Jersey Economic Development Authority (NJ Metromall Urban Renewal, Inc.) Series 2002 6.50%, 4/01/28	1,000	1,171,650
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/32	1,000	1,102,200
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 1/01/28	1,000	1,100,870
5.50%, 1/01/27	1,000	1,133,480
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/47	2,000	2,167,240

62 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Seeing Eye, Inc. (The)) Series 2017 5.00%, 6/01/32	$1,765	$2,059,455
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	1,165	1,269,489
New Jersey Educational Facilities Authority (Kean University) AGM Series 2015H 5.00%, 7/01/34	2,500	2,808,075
New Jersey Educational Facilities Authority (Princeton University) Series 2017C 5.00%, 7/01/42	1,000	1,173,460
New Jersey Health Care Facilities Financing Authority Series 2013 5.25%, 7/01/31 (Pre-refunded/ETM)(b)	1,800	2,066,058
AGC Series 2004A 5.25%, 7/01/23 (Pre-refunded/ETM)	2,085	2,399,564
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008A 5.125%, 7/01/22	45	45,133
New Jersey Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group) Series 2017A 5.00%, 7/01/35	1,950	2,251,080
New Jersey Health Care Facilities Financing Authority (Holy Name Medical Center, Inc.) Series 2010 5.00%, 7/01/25	2,100	2,204,181
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/35	1,835	2,082,505
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2014 5.00%, 7/01/44	2,000	2,183,420
Series 2016A 5.00%, 7/01/33	1,000	1,130,970

abfunds.com	AB MUNICIPAL INCOME FUND II | 63

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/28-6/15/29	$2,750	$3,028,120
NATL Series 2006A 5.00%, 6/15/18	3,400	3,426,452
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2015A 5.25%, 6/15/41	1,250	1,344,125
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/43 (Pre-refunded/ETM)(b)	3,265	3,649,160
5.00%, 1/01/43	1,935	2,105,609
North Hudson Sewerage Authority/NJ NATL Series 2001A Zero Coupon, 8/01/24 (Pre-refunded/ETM)	8,875	7,611,200
Rutgers The State University of New Jersey Series 2013L 5.00%, 5/01/30	4,500	5,020,920
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	1,540	1,652,682
Union County Improvement Authority (Township of Union NJ/Union County Lease) NATL Series 2003A 5.25%, 8/15/23	2,270	2,276,333
Union County Utilities Authority (County of Union NJ Lease) Series 2011A 5.25%, 12/01/31	4,560	4,995,981

		80,948,622

California – 0.4%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	400	403,120

Guam – 1.5%
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	805	868,495
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/46	720	762,149

		1,630,644

64 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 3.7%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2014 5.00%, 7/15/31	$3,600	$3,985,668

Illinois – 2.3%
Chicago Board of Education Series 2018A 5.00%, 12/01/31(c)	305	314,806
Kane Cook & DuPage Counties School District No U-46 Elgin Series 2015D 5.00%, 1/01/34	1,000	1,105,190
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	1,000	1,047,230

		2,467,226

Nevada – 1.1%
Clark County School District Series 2017C 5.00%, 6/15/35	1,000	1,141,550

New York – 8.5%
Port Authority of New York & New Jersey Series 2012 5.00%, 7/15/30	4,250	4,644,102
Series 2014 5.00%, 9/01/31	1,100	1,228,975
Port Authority of New York & New Jersey (JFK International Air Terminal LLC) NATL Series 1997 5.75%, 12/01/22	3,175	3,322,574

		9,195,651

Ohio – 0.2%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(b)	280	268,800

Pennsylvania – 4.4%
Delaware River Port Authority Series 2010D 5.00%, 1/01/28-1/01/29	4,530	4,739,264

abfunds.com	AB MUNICIPAL INCOME FUND II | 65

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	$150	$134,250

South Carolina – 0.6%
South Carolina Public Service Authority Series 2016B 5.00%, 12/01/41	570	622,275

Texas – 1.0%
Texas State Public Finance Authority Charter School Finance Corp. (KIPP Austin Public Schools, Inc.) Series 2014A 5.00%, 8/15/34	1,000	1,111,100

Washington – 0.2%
Kalispel Tribe of Indians Series 2018B 5.25%, 1/01/38(b)(c)	210	215,395

Total Municipal Obligations (cost $101,634,894)		106,863,565

	Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $112,518)	112,518	112,518

Total Investments – 99.3% (cost $101,747,412)		106,976,083
Other assets less liabilities – 0.7%		726,920

Net Assets – 100.0%		$107,703,003

66 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB NEW JERSEY PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	8,400	7/01/20	3 Month LIBOR	3.060%	Quarterly/ Semi-Annual	$15,212
USD	1,000	6/01/28	3 Month LIBOR	3.212%	Quarterly/ Semi-Annual	19,246

						$34,458

(a)	Inverse floater security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	When-Issued or delayed delivery security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 24.4% and 9.4%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 67

PORTFOLIO OF INVESTMENTS

AB OHIO PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 98.3%
Ohio – 83.3%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/34	$2,000	$2,258,360
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	1,000	999,970
Central Ohio Solid Waste Authority Series 2012 5.00%, 12/01/29 (Pre-refunded/ETM)(a)	155	172,314
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	3,500	3,836,035
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	1,700	1,892,814
City of Cleveland OH Series 2012 5.00%, 12/01/28	2,215	2,472,848
City of Columbus OH Series 2014A 4.00%, 2/15/28	3,510	3,805,331
Cleveland Municipal School District Series 2015A 5.00%, 12/01/33	3,000	3,320,190
Cleveland State University Series 2012 5.00%, 6/01/30	3,000	3,251,370
County of Allen OH Series 2010B 5.25%, 9/01/27 (Pre-refunded/ETM)	2,350	2,519,223
County of Allen/OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/42	1,650	1,846,977
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.25%, 12/01/25	3,200	3,457,248
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	1,400	1,496,600

68 | AB MUNICIPAL INCOME FUND II	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Franklin OH (Agler Green LP) Series 2002A 5.65%, 5/20/32	$770	$771,502
5.80%, 5/20/44	1,150	1,151,691
County of Franklin/OH (First Community Village Obligated Group) Series 2013 5.625%, 7/01/47(a)	865	873,884
County of Franklin/OH (Trinity Health Corp Obligated Group) Series 2017 5.00%, 12/01/47	1,150	1,307,193
County of Hamilton OH Sewer System Revenue Series 2013A 5.00%, 12/01/31	4,305	4,868,223
County of Hamilton/OH (Life Enriching Communities Obligated Group) Series 2012 5.00%, 1/01/42	1,625	1,709,614
County of Scioto OH (Southern Ohio Medical Center Obligated Group) Series 2016 5.00%, 2/15/33	1,000	1,115,400
Cuyahoga Community College District Series 2009C 5.00%, 8/01/24 (Pre-refunded/ETM)	545	573,356
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	575	602,767
Franklin County Convention Facilities Authority (City of Columbus OH/Franklin County Lease) Series 2014 5.00%, 12/01/31	1,300	1,479,439
Gallia County Local School District Series 2014 5.00%, 11/01/29	2,000	2,262,700
Kent State University Series 2012A 5.00%, 5/01/30-5/01/31	4,005	4,372,206
Miami University/Oxford OH Series 2011 5.00%, 9/01/31	1,000	1,084,170

abfunds.com	AB MUNICIPAL INCOME FUND II | 69

PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Northeast Ohio Regional Sewer District Series 2013 5.00%, 11/15/43 (Pre-refunded/ETM)	$3,000	$3,408,270
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29(a)	385	369,600
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	105	100,800
Ohio Air Quality Development Authority (Pratt Paper/OH, Inc.) Series 2017 4.50%, 1/15/48(a)(b)	700	726,544
Ohio Higher Educational Facility Commission (Denison University) Series 2012 5.00%, 11/01/32	590	642,976
Ohio Higher Educational Facility Commission (Kenyon College) Series 2017 5.00%, 7/01/34-7/01/42	2,070	2,346,812
Ohio Higher Educational Facility Commission (University of Dayton) Series 2011A 5.375%, 12/01/30	750	808,943
Ohio University Series 2013 5.00%, 12/01/32	3,120	3,435,494
Princeton City School District Series 2014 5.00%, 12/01/39	750	842,115
Summit County Development Finance Authority Series 2012 5.00%, 12/01/25	3,760	4,195,972
Toledo-Lucas County Port Authority (CSX Transportation, Inc.) Series 1992 6.45%, 12/15/21	1,270	1,449,591
University of Akron (The) Series 2014A 5.00%, 1/01/32	4,080	4,562,582

		76,391,124

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PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 0.3%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(b)	$220	$235,011
State of California Series 2004 5.25%, 4/01/29	5	5,014

		240,025

Connecticut – 0.5%
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 7/01/37	415	460,389

Florida – 2.8%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2014 5.00%, 4/01/33	1,000	1,098,270
County of Miami-Dade FL Aviation Revenue Series 2014A 5.00%, 10/01/33	1,300	1,451,099

		2,549,369

Guam – 1.5%
Guam Government Waterworks Authority Series 2016 5.00%, 1/01/46	615	650,731
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/38	690	745,387

		1,396,118

Illinois – 1.5%
Illinois State Toll Highway Authority Series 2013A 5.00%, 1/01/32	1,250	1,381,437

Massachusetts – 0.8%
Commonwealth of Massachusetts NATL Series 2000G 2.596%, 12/01/30(c)	700	700,000

New York – 0.9%
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)(a)	110	119,999

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PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	$635	$686,200

		806,199

North Carolina – 0.4%
North Carolina Medical Care Commission (Pennybyrn at Maryfield) Series 2015 5.00%, 10/01/35(a)	375	396,398

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	130	116,350

Tennessee – 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Belmont University) Series 2012 5.00%, 11/01/29	630	677,716

Texas – 4.9%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	1,000	1,108,120
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	1,025	1,141,471
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 7/15/28	215	241,484
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	700	786,961
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	740	808,235

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PORTFOLIO OF INVESTMENTS (continued)

AB OHIO PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	$370	$395,252

		4,481,523

West Virginia – 0.6%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 2.478%, 2/15/34(c)	600	574,248

Total Municipal Obligations (cost $86,942,790)		90,170,896

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(d)(e)(f) (cost $287,653)	287,653	287,653

Total Investments – 98.6% (cost $87,230,443)		90,458,549
Other assets less liabilities – 1.4%		1,301,394

Net Assets – 100.0%		$91,759,943

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $961,555 or 1.0% of net assets.

(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of these securities amounted to $1,274,248 or 1.39% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.4% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 73

PORTFOLIO OF INVESTMENTS

AB PENNSYLVANIA PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.4%
Long-Term Municipal Bonds – 97.1%
Pennsylvania – 89.0%
Adams County Industrial Development Authority (Gettysburg College) Series 2010 5.00%, 8/15/25	$1,090	$1,153,394
Allegheny County Industrial Development Authority (Residential Resources, Inc./PA) Series 2006 5.00%, 9/01/21	410	410,824
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(a)	700	751,457
Altoona Area School District BAM 5.00%, 12/01/39(b)	2,000	2,233,640
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(c)	415	398,400
Bensalem Township School District Series 2013 5.00%, 6/01/30	3,345	3,773,461
Berks County Industrial Development Authority (Highlands at Wyomissing (The)) Series 2018 5.00%, 5/15/43	500	543,380
Bucks County Water & Sewer Authority AGM Series 2011 5.00%, 12/01/29 (Pre-refunded/ETM)	1,255	1,383,600
AGM Series 2015A 5.00%, 12/01/37	780	879,731
Carlisle Area School District Series 2011 5.00%, 9/01/25 (Pre-refunded/ETM)	2,000	2,218,260
Centre County Hospital Authority (Mount Nittany Medical Center Obligated Group) Series 2018A 5.00%, 11/15/42	1,000	1,127,480
City of Philadelphia PA Series 2014A 5.25%, 7/15/31	2,500	2,796,775
Series 2017 5.00%, 8/01/31	1,000	1,144,440

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/36	$1,700	$1,955,306
Commonwealth Financing Authority State Lease Series 2018 5.00%, 6/01/31	2,500	2,852,375
Commonwealth of Pennsylvania Series 2013 5.00%, 4/01/28 (Pre-refunded/ETM)	1,800	2,044,476
Commonwealth of Pennsylvania COP Series 2018A 5.00%, 7/01/34-7/01/36	2,200	2,468,713
County of York PA Series 2017 5.00%, 3/01/36	1,000	1,168,740
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/46(c)	635	661,137
Cumberland County Municipal Authority (Asbury Pennsylvania Obligated Group) Series 2010 6.125%, 1/01/45(c)	300	312,096
Delaware County Authority (Elwyn Obligated Group) Series 2017 5.00%, 6/01/32	1,625	1,775,020
Delaware County Regional Water Quality Control Authority Series 2013 5.00%, 5/01/30 (Pre-refunded/ETM)	2,070	2,349,574
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/37	2,000	2,312,240
Delaware River Port Authority Series 2010D 5.00%, 1/01/29	4,470	4,673,966
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 7/01/33	660	728,290

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Montgomery County Higher Education & Health Authority (Philadelphia Presbytery Homes Obligated Group) Series 2017 5.00%, 12/01/37	$1,100	$1,217,337
Montgomery County Industrial Development Authority/PA Series 2010 5.25%, 8/01/33 (Pre-refunded/ETM)(c)	735	786,163
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(c)	765	817,586
Northampton County General Purpose Authority (Lafayette College) Series 2013A 5.00%, 11/01/32	2,000	2,233,180
Pennsylvania Economic Development Financing Authority (National Railroad Passenger Corp. (The)) Series 2012A 5.00%, 11/01/32	2,000	2,139,220
Pennsylvania Higher Educational Facilities Authority Series 2010 5.00%, 3/01/27 (Pre-refunded/ETM)	1,460	1,535,584
Pennsylvania Industrial Development Authority Series 2008 5.50%, 7/01/23 (Pre-refunded/ETM)(c)	130	130,380
Pennsylvania Turnpike Commission Series 2010B-2 5.00%, 12/01/30 (Pre-refunded/ETM)(c)	1,245	1,335,892
5.00%, 12/01/30 (Pre-refunded/ETM)	940	1,009,870
Series 2017A 5.00%, 12/01/37	1,250	1,418,688
Series 2017B 5.00%, 6/01/36	1,000	1,112,410
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission Oil Franchise Tax) Series 2018B 5.00%, 12/01/38-12/01/43(b)	2,000	2,271,840
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	675	722,216

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (Greater Philadelphia Health Action, Inc.) Series 2015A 6.375%, 6/01/40(c)	$400	$414,224
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 5.25%, 7/01/24(c)(d)(e)(f)	350	3,500
Philadelphia Authority for Industrial Development (Temple University-of The Commonwealth System of Higher Education) Series 2016-2 5.00%, 4/01/29	1,000	1,143,790
Philadelphia Gas Works Co. Series 2010-9 5.00%, 8/01/30 (Pre-refunded/ETM)	2,000	2,126,520
Philadelphia Parking Authority (The) (Philadelphia Airport Parking) Series 2009 5.00%, 9/01/26	2,725	2,885,366
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/23	1,500	1,590,330
Scranton School District/PA BAM Series 2017E 5.00%, 12/01/33-12/01/35	1,800	2,013,807
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Sales Tax) AGM Series 2010 5.00%, 2/01/31	1,075	1,135,738
State Public School Building Authority (Harrisburg School District) AGM Series 2016A 5.00%, 12/01/29-12/01/33	2,000	2,285,840
Susquehanna Area Regional Airport Authority Series 2017 5.00%, 1/01/35-1/01/38	2,000	2,219,910
Township of Lower Paxton PA Series 2014 5.00%, 4/01/44	2,000	2,219,000
Wilkes-Barre Finance Authority Series 2010 5.00%, 11/01/30 (Pre-refunded/ETM)	2,500	2,677,275

		79,562,441

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 0.3%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	$215	$232,052

Guam – 1.5%
Guam Power Authority Series 2017A 5.00%, 10/01/36-10/01/40	645	695,875
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 1/01/42	620	642,580

		1,338,455

Kentucky – 0.4%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/41	315	338,594

New Jersey – 0.5%
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	425	456,097

New York – 2.2%
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/30	1,735	1,935,687

Puerto Rico – 0.1%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	125	111,875

South Carolina – 0.6%
South Carolina Public Service Authority Series 2016B 5.00%, 12/01/41	470	513,104

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 2.5%
Arlington Higher Education Finance Corp. (Lifeschool of Dallas) Series 2014A 5.00%, 8/15/39	$1,200	$1,329,744
City of Houston TX Airport System Revenue AGM Series 2000P 3.521%, 7/01/30(g)	475	475,000
XLCA Series 2002D 3.91%, 7/01/32(g)	475	475,000

		2,279,744

Total Long-Term Municipal Bonds (cost $83,760,985)		86,768,049

Short-Term Municipal Notes – 0.3%
Pennsylvania – 0.3%
Lancaster County Hospital Authority/PA (Masonic Villages of the Grand Lodge of Pennsylvania) Series 2008D 0.91%, 7/01/34(h) (cost $300,000)	300	300,000

Total Municipal Obligations (cost $84,060,985)		87,068,049

	Shares
SHORT-TERM INVESTMENTS – 5.2%
Investment Companies – 5.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(i)(j)(k) (cost $4,663,527)	4,663,527	4,663,527

Total Investments – 102.6% (cost $88,724,512)		91,731,576
Other assets less liabilities – (2.6)%		(2,344,550)

Net Assets – 100.0%		$89,387,026

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the market value of this security amounted to $751,457 or 0.8% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Illiquid security.

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PORTFOLIO OF INVESTMENTS (continued)

AB PENNSYLVANIA PORTFOLIO

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of these securities amounted to $950,000 or 1.06% of net assets.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 12.5% and 1.6%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

COP – Certificate of Participation

ETM – Escrowed to Maturity

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

AB VIRGINIA PORTFOLIO

May 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.2%
Long-Term Municipal Bonds – 99.2%
Virginia – 73.3%
Arlington County Industrial Development Authority (AHC LP-3/VA) Series 2001 5.15%, 11/01/31	$1,240	$1,243,881
Cherry Hill Community Development Authority (Potomac Shores Project) Series 2015 5.40%, 3/01/45(a)(b)	585	601,912
Chesapeake Bay Bridge & Tunnel District Series 2016 5.00%, 7/01/46	4,000	4,424,720
Chesterfield County Economic Development Authority (Brandermill Woods) Series 2012 5.125%, 1/01/43(a)	1,600	1,652,896
City of Hampton VA Series 2010A 5.00%, 1/15/21	1,750	1,785,840
City of Newport News VA Series 2014A 5.00%, 7/15/30-7/15/32	2,000	2,276,940
City of Richmond VA Series 2016 5.00%, 1/15/34	5,000	5,771,650
City of Richmond VA (City of Richmond VA Public Utility Revenue) Series 2013A 5.00%, 1/15/29	1,970	2,206,105
City of Richmond VA Public Utility Revenue Series 2016 5.00%, 1/15/30	4,000	4,674,200
City of Suffolk VA Series 2010 5.00%, 8/01/22	1,870	1,991,980
Series 2010A 5.00%, 8/01/22 (Pre-refunded/ETM)(a)	210	223,514
Series 2011 5.00%, 2/01/26 (Pre-refunded/ETM)(a)	4,110	4,426,429
5.00%, 2/01/26 (Pre-refunded/ETM)	950	1,025,715
County of Henrico VA Series 2010 5.00%, 7/15/24	6,600	7,020,420

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Culpeper County Economic Development Authority Series 2014 4.00%, 6/01/29	$2,955	$3,120,923
Dullles Town Center Community Development Authority Series 2012 4.25%, 3/01/26(a)	1,000	1,001,660
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/28 (Pre-refunded/ETM)	1,135	1,199,684
Fairfax County Economic Development Authority (County of Fairfax VA Lease) Series 2014A 5.00%, 10/01/34	1,000	1,136,610
Fairfax County Economic Development Authority (Fairfax County EDA Transportation Impt Dist) Series 2016 4.00%, 4/01/35	2,000	2,121,300
Fairfax County Economic Development Authority (Goodwin House, Inc.) Series 2016 5.00%, 10/01/36-10/01/42	3,200	3,555,780
Fairfax County Industrial Development Authority (Inova Health System Obligated Group) Series 2012 5.00%, 5/15/35	1,800	1,975,230
Series 2014A 5.00%, 5/15/44	2,000	2,220,960
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 6/15/30-6/15/31	5,000	5,698,920
Hampton Roads Sanitation District Series 2017A 5.00%, 10/01/33	3,550	4,186,941
Hampton Roads Transportation Accountability Commission Series 2018A 5.00%, 7/01/35	4,000	4,723,480
Hanover County Economic Development Authority (Covenant Woods) Series 2012A 5.00%, 7/01/42(a)	2,000	2,068,380

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Henrico County Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/30	$2,000	$2,210,960
Henrico County Economic Development Authority (LifeSpire of Virginia Obligated Group) Series 2017C 5.00%, 12/01/37(a)	765	816,201
Lexington Industrial Development Authority (Kendal at Lexington) Series 2016 4.00%, 1/01/31	1,500	1,547,250
Loudoun County Sanitation Authority Series 2010 5.00%, 1/01/29	3,820	4,002,825
Lynchburg Economic Development Authority (Centra Health Obligated Group) Series 2017A 5.00%, 1/01/47	1,750	1,956,710
Mosaic District Community Development Authority Series 2011A 6.875%, 3/01/36(a)	250	272,268
Newport News Redevelopment & Housing Authority (Walker-Newport News LP) Series 2002A 5.55%, 9/20/34	1,880	1,882,820
5.65%, 3/20/44	1,660	1,661,959
Norfolk Economic Development Authority (Bon Secours Health System, Inc. Obligated Group) Series 2013 5.00%, 11/01/29	2,200	2,432,056
Prince William County Industrial Development Authority Series 2011 5.50%, 9/01/31 (Pre-refunded/ETM)	3,750	4,143,675
Prince William County Industrial Development Authority (Westminster at Lake Ridge) Series 2016 5.00%, 1/01/31(a)	1,700	1,849,396
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)(b)	1,000	1,022,200

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Roanoke County Economic Development Authority (City of Roanoke VA Lease) Series 2015 5.00%, 10/15/35	$1,750	$2,008,300
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) AGM Series 2005C 5.00%, 7/01/27	3,000	3,160,650
Roanoke Economic Development Authority (Lynchburg College) Series 2018A 5.00%, 9/01/33-9/01/43	3,660	4,100,756
Suffolk Economic Development Authority (United Church Homes & Services Obligated Group) Series 2016 5.00%, 9/01/31(a)	1,000	1,078,970
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	2,400	2,399,952
Town of Leesburg VA Series 2011A 5.00%, 1/15/24 (Pre-refunded/ETM)(a)	395	424,921
5.00%, 1/15/24	1,645	1,772,652
Virginia College Building Authority (Liberty University, Inc.) Series 2010 5.25%, 3/01/29	5,000	5,284,600
Virginia College Building Authority (Marymount University) Series 2015A 5.00%, 7/01/30(b)	1,615	1,740,421
Virginia College Building Authority (Roanoke College) Series 2007 5.00%, 4/01/23	1,000	1,002,280
Virginia Commonwealth University Health System Authority Series 2011 5.00%, 7/01/27 (Pre-refunded/ETM)	1,000	1,091,530
Series 2017B 5.00%, 7/01/46	2,000	2,273,120
Virginia Port Authority Series 2016B 5.00%, 7/01/35-7/01/36	6,160	6,930,804

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia Resources Authority Series 2011B 5.00%, 11/01/26 (Pre-refunded/ETM)(a)	$2,260	$2,483,062
5.00%, 11/01/26	2,740	3,010,438
Series 2016C 4.00%, 11/01/34	2,000	2,149,160
Virginia Resources Authority (Virginia Resources Authority SRF) Series 2013 5.00%, 10/01/25	4,000	4,594,480
Virginia Small Business Financing Authority (Covanta Holding Corp.) 5.00%, 1/01/48(b)(c)	1,000	1,018,320
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2012 5.25%, 1/01/32	2,500	2,721,200
5.50%, 1/01/42	1,000	1,089,190
Virginia Small Business Financing Authority (Hampton University) Series 2014 5.25%, 10/01/29	4,125	4,727,539
Virginia Small Business Financing Authority (I-66 Express Mobility Partners LLC) Series 2017 5.00%, 12/31/52	3,350	3,672,102
Winchester Economic Development Authority (Valley Health Obligated Group) Series 2015 5.00%, 1/01/34-1/01/35	3,500	3,935,045

		158,803,882

Arizona – 2.3%
Arizona Sports & Tourism Authority Series 2012A 5.00%, 7/01/29	3,945	4,206,396
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	705	842,397

		5,048,793

California – 0.3%
California Statewide Communities Development Authority (Enloe Medical Center) Series 2008A 5.50%, 8/15/23	660	665,148

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado – 0.6%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/28	$1,220	$1,345,440

District of Columbia – 8.3%
Metropolitan Washington Airports Authority Series 2009C 5.125%, 10/01/34	2,380	2,406,156
Series 2012A 5.00%, 10/01/30	2,480	2,709,152
Series 2016A 5.00%, 10/01/35	1,200	1,362,348
Metropolitan Washington Airports Authority (Dulles Toll Road) Series 2010B 6.50%, 10/01/44(d)	4,300	5,427,675
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 7/01/31-7/01/32	5,095	6,009,609

		17,914,940

Florida – 0.7%
Pinellas County Educational Facilities Authority (Barry University, Inc.) Series 2012 5.00%, 10/01/27	400	420,260
5.25%, 10/01/30	1,000	1,051,980

		1,472,240

Guam – 0.8%
Guam Power Authority Series 2017A 5.00%, 10/01/36	1,630	1,763,953

Illinois – 1.0%
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	2,200	2,303,906

Massachusetts – 0.6%
Commonwealth of Massachusetts NATL Series 2000G 2.596%, 12/01/30(e)	1,250	1,250,000

Michigan – 0.8%
Michigan Public Power Agency Series 2012A 5.00%, 1/01/32	1,575	1,664,555

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.5%
Western Minnesota Municipal Power Agency Series 2015A 5.00%, 1/01/34	$1,000	$1,137,500

New York – 3.6%
Metropolitan Transportation Authority Series 2011D 5.00%, 11/15/28 (Pre-refunded/ETM)	2,735	3,020,452
5.00%, 11/15/29 (Pre-refunded/ETM)	3,010	3,324,154
Suffolk County Economic Development Corp. Series 2011 5.00%, 7/01/28 (Pre-refunded/ETM)(a)	185	201,816
Suffolk County Economic Development Corp. (Catholic Health Services of Long Island Obligated Group) Series 2011 5.00%, 7/01/28	1,090	1,177,887

		7,724,309

North Carolina – 0.5%
North Carolina Medical Care Commission (Aldersgate United Methodist Retirement Community, Inc.) Series 2015 4.70%, 7/01/37(a)	1,000	1,043,990

Ohio – 0.3%
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	600	576,000

Puerto Rico – 0.9%
Puerto Rico Housing Finance Authority (Puerto Rico Housing Finance Authority Cap Fd Prog) Series 2003 5.00%, 12/01/20	1,580	1,646,976
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	305	272,975

		1,919,951

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 2.6%
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	$1,300	$1,461,499
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015B 5.00%, 11/15/36	1,150	1,209,041
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure Group LLC) Series 2010 7.00%, 6/30/40	1,110	1,212,353
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC) Series 2009 6.875%, 12/31/39	555	592,879
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2013 6.75%, 6/30/43	1,000	1,155,380

		5,631,152

Washington – 0.2%
Washington Higher Education Facilities Authority (Whitworth University) Series 2012 5.00%, 10/01/32	400	426,008

Wisconsin – 1.9%
Wisconsin Health & Educational Facilities Authority Series 2012C 5.00%, 8/15/32 (Pre-refunded/ETM)(a)	2,700	3,002,589
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24	1,000	1,104,110

		4,106,699

Total Municipal Obligations (cost $207,394,800)		214,798,466

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PORTFOLIO OF INVESTMENTS (continued)

AB VIRGINIA PORTFOLIO

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(f)(g)(h) (cost $278,976)	278,976	$278,976

Total Investments – 99.3% (cost $207,673,776)		215,077,442
Other assets less liabilities – 0.7%		1,418,993

Net Assets – 100.0%		$216,496,435

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $4,382,853 or 2.0% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of May 31, 2018 and the aggregate market value of this security amounted to $1,250,000 or 0.6% of net assets.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of May 31, 2018, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

EDA – Economic Development Agency

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 89

STATEMENT OF ASSETS & LIABILITIES

May 31, 2018

	AB Arizona		AB Massachusetts
Assets
Investments in securities, at value
Unaffiliated issuers (cost $113,390,568 and $217,995,281, respectively)	$116,543,063		$225,487,937
Affiliated issuers (cost $237,390 and $862,514, respectively)	237,390		862,514
Cash collateral due from broker	– 0	–	109,990
Interest receivable	2,105,144		3,251,553
Receivable for investment securities sold	1,000,576		– 0	–
Receivable for shares of beneficial interest sold	11,884		182,450
Affiliated dividends receivable	1,279		584
Receivable for variation margin on centrally cleared swaps	– 0	–	27,946

Total assets	119,899,336		229,922,974

Liabilities
Due to custodian	699,866		– 0	–
Payable for investment securities purchased	638,270		656,344
Payable for shares of beneficial interest redeemed	121,015		219,445
Distribution fee payable	35,491		61,017
Dividends payable	31,665		139,625
Advisory fee payable	20,602		62,769
Administrative fee payable	11,768		11,327
Transfer Agent fee payable	1,536		3,533
Accrued expenses	57,665		67,500

Total liabilities	1,617,878		1,221,560

Net Assets	$118,281,458		$228,701,414

Composition of Net Assets
Shares of beneficial interest, at par	$107,755		$206,369
Additional paid-in capital	115,872,469		220,532,923
Distributions in excess of net investment income	(31,665)		(103,966)
Accumulated net realized (loss) on investment transactions	(819,596)		(142,871)
Net unrealized appreciation on investments	3,152,495		8,208,959

	$118,281,458		$228,701,414

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$102,019,936	9,292,177	$10.98	*

Class B	$7,250	661.37	$10.96

Class C	$16,254,272	1,482,671	$10.96

AB Massachusetts Portfolio

Class A	$141,077,978	12,724,780	$11.09	*

Class B	$63,072	5,698	$11.07

Class C	$36,735,454	3,319,326	$11.07

Advisor Class	$50,824,910	4,587,118	$11.08

*	The maximum offering price per share for Class A of AB Arizona Portfolio and AB Massachusetts Portfolio were $11.32 and $11.43, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB Minnesota		AB New Jersey
Assets
Investments in securities, at value
Unaffiliated issuers (cost $66,266,160 and $101,634,894, respectively)	$68,607,288		$106,863,565
Affiliated issuers (cost $719,937 and $112,518, respectively)	719,937		112,518
Cash collateral due from broker	61,008		78,174
Interest receivable	945,051		1,645,592
Receivable for shares of beneficial interest sold	73,778		22,541
Affiliated dividends receivable	210		603

Total assets	70,407,272		108,722,993

Liabilities
Due to custodian	– 0	–	52
Payable for investment securities purchased	1,042,840		307,977
Payable for shares of beneficial interest redeemed	56,897		532,999
Distribution fee payable	19,931		31,976
Dividends payable	17,572		55,180
Administrative fee payable	11,502		12,325
Advisory fee payable	3,777		16,526
Transfer Agent fee payable	1,578		1,593
Payable for variation margin on centrally cleared swaps	972		446
Accrued expenses	61,455		60,916

Total liabilities	1,216,524		1,019,990

Net Assets	$69,190,748		$107,703,003

Composition of Net Assets
Shares of beneficial interest, at par	$68,426		$111,830
Additional paid-in capital	66,807,179		104,804,010
Distributions in excess of net investment income	(17,572)		(55,180)
Accumulated net realized gain (loss) on investment transactions	(34,399)		(2,420,786)
Net unrealized appreciation on investments	2,367,114		5,263,129

	$69,190,748		$107,703,003

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Minnesota Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$60,996,227	6,032,964	$10.11	*

Class B	$30,392	3,003	$10.12

Class C	$8,164,129	806,613	$10.12

AB New Jersey Portfolio

Class A	$93,551,532	9,714,376	$9.63	*

Class B	$144,406	14,994	$9.63

Class C	$14,007,065	1,453,621	$9.64

*	The maximum offering price per share for Class A of AB Minnesota Portfolio and AB New Jersey Portfolio were $10.42 and $9.93, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

	AB Ohio		AB Pennsylvania
Assets
Investments in securities, at value
Unaffiliated issuers (cost $86,942,790 and $84,060,985, respectively)	$90,170,896		$87,068,049
Affiliated issuers (cost $287,653 and $4,663,527, respectively)	287,653		4,663,527
Cash	– 0	–	342
Interest receivable	1,482,018		1,155,891
Receivable for shares of beneficial interest sold	35,951		57,626
Affiliated dividends receivable	14		4,205
Receivable for investment securities sold	– 0	–	1,158,857

Total assets	91,976,532		94,108,497

Liabilities
Payable for shares of beneficial interest redeemed	66,057		128,354
Dividends payable	37,962		24,908
Audit and tax fee payable	29,914		29,395
Distribution fee payable	27,180		24,582
Legal fee payable	12,783		12,783
Administrative fee payable	12,325		10,766
Advisory fee payable	11,597		12,857
Transfer Agent fee payable	1,543		1,717
Payable for investment securities purchased	– 0	–	4,458,750
Accrued expenses	17,228		17,359

Total liabilities	216,589		4,721,471

Net Assets	$91,759,943		$89,387,026

Composition of Net Assets
Shares of beneficial interest, at par	$93,342		$86,334
Additional paid-in capital	93,186,868		86,919,298
Distributions in excess of net investment income	(32,156)		(44,266)
Accumulated net realized loss on investment transactions	(4,716,217)		(581,404)
Net unrealized appreciation on investments	3,228,106		3,007,064

	$91,759,943		$89,387,026

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Ohio Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$79,767,586	8,113,797	$9.83	*

Class B	$25,560	2,602	$9.82

Class C	$11,966,797	1,217,817	$9.83

AB Pennsylvania Portfolio

Class A	$80,665,776	7,791,365	$10.35	*

Class B	$35,326	3,412	$10.35

Class C	$8,685,924	838,648	$10.36

*	The maximum offering price per share for Class A of AB Ohio Portfolio and AB Pennsylvania Portfolio were $10.13 and $10.67, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 95

STATEMENT OF ASSETS & LIABILITIES (continued)

AB Virginia
Assets
Investments in securities, at value
Unaffiliated issuers (cost $207,394,800, respectively)	$214,798,466
Affiliated issuers (cost $278,976, respectively)	278,976
Interest receivable	2,872,552
Receivable for shares of beneficial interest sold	93,189
Affiliated dividends receivable	1,073

Total assets	218,044,256

Liabilities
Payable for investment securities purchased	1,000,000
Payable for shares of beneficial interest redeemed	222,835
Dividends payable	120,991
Advisory fee payable	62,072
Distribution fee payable	60,193
Administrative fee payable	10,765
Transfer Agent fee payable	2,573
Accrued expenses	68,392

Total liabilities	1,547,821

Net Assets	$216,496,435

Composition of Net Assets
Shares of beneficial interest, at par	$197,151
Additional paid-in capital	210,896,083
Distributions in excess of net investment income	(120,990)
Accumulated net realized loss on investment transactions	(1,879,475)
Net unrealized appreciation on investments	7,403,666

$216,496,435

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

AB Virginia Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$139,827,027	12,728,731	$10.99	*

Class B	$46,236	4,216	$10.97

Class C	$35,435,121	3,234,332	$10.96

Advisor Class	$41,188,051	3,747,851	$10.99

*	The maximum offering price per share for Class A of AB Virginia Portfolio was $11.33, which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended May 31, 2018

	AB Arizona		AB Massachusetts
Investment Income
Interest	$4,507,947		$8,907,690
Dividends – Affiliated issuers	10,616		5,830

Total income	4,518,563		8,913,520

Expenses
Advisory fee (see Note B)	547,439		1,091,389
Distribution fee – Class A	257,527		380,948
Distribution fee – Class B	1,049		820
Distribution fee – Class C	185,373		411,999
Transfer agency – Class A	38,152		53,024
Transfer agency – Class B	54		46
Transfer agency – Class C	6,972		14,376
Transfer agency – Advisor Class	– 0	–	17,035
Custodian	83,239		105,390
Administrative	74,256		73,209
Audit and tax	48,673		49,215
Legal	39,561		40,793
Trustees’ fees	26,886		26,886
Printing	12,195		14,670
Registration fees	10,170		17,424
Miscellaneous	7,509		13,926

Total expenses before interest expense	1,339,055		2,311,150
Interest expense(a)	14,726		37,697

Total expenses	1,353,781		2,348,847
Less: expenses waived and reimbursed by the Adviser (see Note B)	(252,508)		(257,301)

Net expenses	1,101,273		2,091,546

Net investment income	3,417,290		6,821,974

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	391,816		1,055,916
Swaps	(165,231)		(773,339)
Net change in unrealized appreciation/depreciation of:
Investments	(2,242,961)		(6,009,906)
Swaps	19,218		526,924

Net loss on investment transactions	(1,997,158)		(5,200,405)

Net Increase in Net Assets from Operations	$1,420,132		$1,621,569

(a)	Non-financing expense.

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB Minnesota	AB New Jersey
Investment Income
Interest	$2,738,441	$4,416,718
Dividends – Affiliated issuers	3,560	5,677

Total income	2,742,001	4,422,395

Expenses
Advisory fee (see Note B)	340,015	496,865
Distribution fee – Class A	164,220	236,649
Distribution fee – Class B	297	1,887
Distribution fee – Class C	98,411	155,661
Transfer agency – Class A	38,021	43,374
Transfer agency – Class B	34	95
Transfer agency – Class C	6,041	7,231
Custodian	77,381	80,581
Administrative	72,875	74,620
Audit and tax	49,486	49,191
Legal	39,548	39,557
Trustees’ fees	26,884	26,884
Printing	16,136	17,125
Registration fees	14,055	4,376
Miscellaneous	5,416	6,304

Total expenses before interest expense	948,820	1,240,400
Interest expense(a)	8,051	10,305

Total expenses	956,871	1,250,705
Less: expenses waived and reimbursed by the Adviser (see Note B)	(233,238)	(217,938)

Net expenses	723,633	1,032,767

Net investment income	2,018,368	3,389,628

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	279,520	1,038,970
Swaps	(53,813)	(195,230)
Net change in unrealized appreciation/depreciation of:
Investments	(1,749,578)	(2,660,156)
Swaps	(54,478)	85,587

Net loss on investment transactions	(1,578,349)	(1,730,829)

Net Increase in Net Assets from Operations	$440,019	$1,658,799

(a)	Non-financing expense.

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	AB Ohio	AB Pennsylvania
Investment Income
Interest	$3,409,912	$3,433,211
Dividends – Affiliated issuers	6,335	11,578

Total income	3,416,247	3,444,789

Expenses
Advisory fee (see Note B)	425,511	410,798
Distribution fee – Class A	204,504	202,446
Distribution fee – Class B	259	475
Distribution fee – Class C	127,304	102,625
Transfer agency – Class A	41,748	46,994
Transfer agency – Class B	27	63
Transfer agency – Class C	6,690	6,122
Custodian	77,954	79,051
Administrative	74,915	73,786
Audit and tax	49,488	45,095
Legal	39,552	39,552
Trustees’ fees	26,886	26,884
Printing	17,267	17,283
Registration fees	4,430	4,393
Miscellaneous	6,018	5,679

Total expenses before interest expense	1,102,553	1,061,246
Interest expense(a)	5,844	14,301

Total expenses	1,108,397	1,075,547
Less: expenses waived and reimbursed by the Adviser (see Note B)	(251,700)	(209,833)

Net expenses	856,697	865,714

Net investment income	2,559,550	2,579,075

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	646,224	924,989
Swaps	(94,690)	24,519
Net change in unrealized appreciation/depreciation of:
Investments	(2,746,069)	(2,555,875)
Swaps	91,140	(15,738)

Net loss on investment transactions	(2,103,395)	(1,622,105)

Net Increase in Net Assets from Operations	$456,155	$956,970

(a)	Non-financing expense.

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

AB Virginia
Investment Income
Interest	$8,251,074
Dividends – Affiliated issuers	6,412

Total income	8,257,486

Expenses
Advisory fee (see Note B)	1,015,382
Distribution fee – Class A	370,428
Distribution fee – Class B	747
Distribution fee – Class C	399,326
Transfer agency – Class A	52,596
Transfer agency – Class B	57
Transfer agency – Class C	14,585
Transfer agency – Advisor Class	13,241
Custodian	101,813
Administrative	73,877
Audit and tax	50,577
Legal	40,787
Trustees’ fees	26,886
Printing	20,887
Registration fees	7,352
Miscellaneous	13,080

Total expenses before interest expense	2,201,621
Interest expense(a)	21,497

Total expenses	2,223,118
Less: expenses waived and reimbursed by the Adviser (see Note B)	(191,325)

Net expenses	2,031,793

Net investment income	6,225,693

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,502,794
Swaps	(74,917)
Net change in unrealized appreciation/depreciation of:
Investments	(5,482,122)
Swaps	(48,550)

Net loss on investment transactions	(4,102,795)

Net Increase in Net Assets from Operations	$2,122,898

(a)	Non-financing expense.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	AB Arizona
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,417,290	$3,742,411
Net realized gain on investment transactions	226,585	375,648
Net change in unrealized appreciation/depreciation of investments	(2,223,743)	(2,852,622)

Net increase in net assets from operations	1,420,132	1,265,437
Dividends to Shareholders from
Net investment income
Class A	(3,004,774)	(3,183,783)
Class B	(2,262)	(8,658)
Class C	(402,076)	(561,339)
Transactions in Shares of Beneficial Interest
Net decrease	(5,095,592)	(4,119,215)

Total decrease	(7,084,572)	(6,607,558)
Net Assets
Beginning of period	125,366,030	131,973,588

End of period (including distributions in excess of net investment income of ($31,665) and ($46,202), respectively)	$118,281,458	$125,366,030

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Massachusetts
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,821,974	$6,924,779
Net realized gain on investment transactions	282,577	762,502
Net change in unrealized appreciation/depreciation of investments	(5,482,982)	(6,351,370)

Net increase in net assets from operations	1,621,569	1,335,911
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,505,761)	(5,441,060)
Class B	(1,816)	(2,732)
Class C	(912,784)	(1,226,343)
Advisor Class	(1,566,737)	(557,378)
Net realized gain on investment transactions
Class A	(161,241)	– 0	–
Class B	(89)	– 0	–
Class C	(42,281)	– 0	–
Advisor Class	(51,673)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(17,465,735)	13,778,541

Total increase (decrease)	(23,086,548)	7,886,939
Net Assets
Beginning of period	251,787,962	243,901,023

End of period (including distributions in excess of net investment income of ($103,966) and ($171,510), respectively)	$228,701,414	$251,787,962

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Minnesota
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,018,368	$2,167,020
Net realized gain (loss) on investment transactions	225,707	(128,351)
Net change in unrealized appreciation/depreciation of investments	(1,804,056)	(1,551,227)

Net increase in net assets from operations	440,019	487,442
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,824,478)	(1,887,191)
Class B	(602)	(764)
Class C	(199,374)	(316,509)
Net realized gain on investment transactions
Class A	(42,455)	(146,776)
Class B	(19)	(83)
Class C	(6,268)	(33,548)
Transactions in Shares of Beneficial Interest
Net decrease	(7,811,828)	(3,039,798)

Total decrease	(9,445,005)	(4,937,227)
Net Assets
Beginning of period	78,635,753	83,572,980

End of period (including distributions in excess of net investment income of ($17,572) and ($47,663), respectively)	$69,190,748	$78,635,753

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB New Jersey
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,389,628	$3,516,388
Net realized gain on investment transactions	843,740	962,805
Net change in unrealized appreciation/depreciation of investments	(2,574,569)	(2,718,058)

Net increase in net assets from operations	1,658,799	1,761,135
Dividends to Shareholders from
Net investment income
Class A	(3,007,796)	(2,837,102)
Class B	(4,567)	(6,197)
Class C	(377,279)	(714,715)
Transactions in Shares of Beneficial Interest
Net decrease	(542,917)	(5,967,060)

Total decrease	(2,273,760)	(7,763,939)
Net Assets
Beginning of period	109,976,763	117,740,702

End of period (including distributions in excess of net investment income of ($55,180) and ($59,911), respectively)	$107,703,003	$109,976,763

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

AB Ohio
Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,559,550	$2,730,090
Net realized gain on investment transactions	551,534	342,263
Net change in unrealized appreciation/depreciation of investments	(2,654,929)	(2,290,103)
Contributions from Affiliates (see Note B)	– 0	–	249

Net increase in net assets from operations	456,155	782,499
Dividends to Shareholders from
Net investment income
Class A	(2,280,176)	(2,242,271)
Class B	(528)	(768)
Class C	(259,209)	(498,664)
Transactions in Shares of Beneficial Interest
Net decrease	(3,299,860)	(15,474,468)

Total decrease	(5,383,618)	(17,433,672)
Net Assets
Beginning of period	97,143,561	114,577,233

End of period (including distributions in excess of net investment income of ($32,156) and ($32,155), respectively)	$91,759,943	$97,143,561

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Pennsylvania
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,579,075	$2,655,492
Net realized gain on investment transactions	949,508	1,170,224
Net change in unrealized appreciation/depreciation of investments	(2,571,613)	(2,576,288)

Net increase in net assets from operations	956,970	1,249,428
Dividends to Shareholders from
Net investment income
Class A	(2,357,900)	(2,207,696)
Class B	(1,024)	(1,436)
Class C	(221,493)	(446,407)
Transactions in Shares of Beneficial Interest
Net decrease	(3,908,101)	(839,189)

Total decrease	(5,531,548)	(2,245,300)
Net Assets
Beginning of period	94,918,574	97,163,874

End of period (including distributions in excess of net investment income of ($44,266) and ($44,269), respectively)	$89,387,026	$94,918,574

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	AB Virginia
	Year Ended May 31, 2018	Year Ended May 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,225,693	$6,542,651
Net realized gain on investment transactions	1,427,877	2,055,509
Net change in unrealized appreciation/depreciation of investments	(5,530,672)	(6,519,297)

Net increase in net assets from operations	2,122,898	2,078,863
Dividends to Shareholders from
Net investment income
Class A	(4,288,994)	(5,248,781)
Class B	(1,618)	(2,612)
Class C	(860,696)	(1,206,472)
Advisor Class(a)	(1,176,991)	(316,528)
Transactions in Shares of Beneficial Interest
Net decrease	(9,199,000)	(11,562,507)

Total decrease	(13,404,401)	(16,258,037)
Net Assets
Beginning of period	229,900,836	246,158,873

End of period (including distributions in excess of net investment income of ($120,990) and ($195,555), respectively)	$216,496,435	$229,900,836

(a)	Commenced distribution on July 25, 2016.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2018

NOTE A

Significant Accounting Policies

AB Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund operates as a series company currently comprised of seven portfolios: AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers Class A, Class B and Class C shares. Class T shares have been authorized but currently are not offered. Effective July 25, 2016, AB Massachusetts Portfolio and AB Virginia Portfolio commenced offering of Advisor Class shares. Advisor Class shares for AB Arizona Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio and AB Pennsylvania Portfolio have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. All five classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and

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liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a

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NOTES TO FINANCIAL STATEMENTS (continued)

price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of May 31, 2018:

AB Arizona Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$109,847,314		$6,695,749		$116,543,063
Short-Term Investments		237,390		– 0	–	– 0	–	237,390

Total Investments in Securities		237,390		109,847,314		6,695,749		116,780,453
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$237,390		$109,847,314		$6,695,749		$116,780,453

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AB Massachusetts Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$223,510,550		$1,977,387		$225,487,937
Short-Term Investments		862,514		– 0	–	– 0	–	862,514

Total Investments in Securities		862,514		223,510,550		1,977,387		226,350,451
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	832,296		– 0	–	832,296	(c)
Liabilities:
Centrally Cleared Interest Rate Swaps		– 0	–	(115,993)		– 0	–	(115,993	)(c)

Total(b)		$862,514		$224,226,853		$1,977,387		$227,066,754

AB Minnesota Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$67,967,813		$639,475		$68,607,288
Short-Term Investments		719,937		– 0	–	– 0	–	719,937

Total Investments in Securities		719,937		67,967,813		639,475		69,327,225
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	25,986		– 0	–	25,986	(c)
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(d)		$719,937		$67,993,799		$639,475		$69,353,211

AB New Jersey Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$99,634,292		$7,229,273		$106,863,565
Short-Term Investments		112,518		– 0	–	– 0	–	112,518

Total Investments in Securities		112,518		99,634,292		7,229,273		106,976,083

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Investments in Securities:	Level 1			Level 2		Level 3		Total
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$34,458		$ – 0	–	$34,458	(c)
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$112,518		$99,668,750		$7,229,273		$107,010,541

AB Ohio Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$86,808,590		$3,362,306		$90,170,896
Short-Term Investments		287,653		– 0	–	– 0	–	287,653

Total Investments in Securities		287,653		86,808,590		3,362,306		90,458,549
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$287,653		$86,808,590		$3,362,306		$90,458,549

AB Pennsylvania Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$81,908,671		$4,859,378		$86,768,049
Short-Term Municipal Notes		– 0	–	300,000		– 0	–	300,000
Short-Term Investments		4,663,527		– 0	–	– 0	–	4,663,527

Total Investments in Securities		4,663,527		82,208,671		4,859,378		91,731,576
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$4,663,527		$82,208,671		$4,859,378		$91,731,576

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AB Virginia Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds:
Virginia	$	– 0	–	$140,882,073		$17,921,809		$158,803,882
New York		– 0	–	7,522,493		201,816		7,724,309
North Carolina		– 0	–	– 0	–	1,043,990		1,043,990
Ohio		– 0	–	– 0	–	576,000		576,000
Wisconsin		– 0	–	1,104,110		3,002,589		4,106,699
Other		– 0	–	42,543,586		– 0	–	42,543,586
Short-Term Investments		278,976		– 0	–	– 0	–	278,976

Total Investments in Securities		278,976		192,052,262		22,746,204		215,077,442
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$278,976		$192,052,262		$22,746,204		$215,077,442

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were no transfers between any levels during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

AB Arizona Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$7,781,556		$7,781,556
Accrued discounts/(premiums)	(2,342)		(2,342)
Realized gain (loss)	6,297		6,297
Change in unrealized appreciation/depreciation	156,548		156,548
Purchases	1,651,700		1,651,700
Sales	(3,469,817)		(3,469,817)
Transfers in to Level 3	571,807		571,807	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$6,695,749		$6,695,749

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$165,817		$165,817

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AB Massachusetts Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$3,381,185		$3,381,185
Accrued discounts/(premiums)	(4,046)		(4,046)
Realized gain (loss)	94,127		94,127
Change in unrealized appreciation/depreciation	(120,814)		(120,814)
Purchases	– 0	–	– 0	–
Sales	(1,934,791)		(1,934,791)
Transfers in to Level 3	561,726		561,726	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$1,977,387		$1,977,387

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$28,394		$28,394

AB Minnesota Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$1,157,145		$1,157,145
Accrued discounts/(premiums)	(4,248)		(4,248)
Realized gain (loss)	9,895		9,895
Change in unrealized appreciation/depreciation	(53,482)		(53,482)
Purchases	– 0	–	– 0	–
Sales	(469,835)		(469,835)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$639,475		$639,475

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$(32,853)		$(32,853)

AB New Jersey Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$2,222,132		$2,222,132
Accrued discounts/(premiums)	(14,276)		(14,276)
Realized gain (loss)	52,643		52,643
Change in unrealized appreciation/depreciation	116,030		116,030
Purchases	3,588,112		3,588,112
Sales	(805,179)		(805,179)
Transfers in to Level 3	2,069,811		2,069,811	(c)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$7,229,273		$7,229,273

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$179,177		$179,177

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AB Ohio Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$2,156,355		$2,156,355
Accrued discounts/(premiums)	(3,991)		(3,991)
Realized gain (loss)	11,552		11,552
Change in unrealized appreciation/depreciation	58,864		58,864
Purchases	856,188		856,188
Sales	(11,552)		(11,552)
Transfers in to Level 3	294,890		294,890	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$3,362,306		$3,362,306

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$64,253		$64,253

AB Pennsylvania Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$3,933,758		$3,933,758
Accrued discounts/(premiums)	(455)		(455)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(40,768)		(40,768)
Purchases	578,312		578,312
Sales	– 0	–	– 0	–
Transfers in to Level 3	388,531		388,531	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$4,859,378		$4,859,378

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$(40,768)		$(40,768)

AB Virginia Portfolio	Long-Term Municipal Bonds		Total
Balance as of 5/31/17	$18,884,085		$18,884,085
Accrued discounts/(premiums)	(148,453)		(148,453)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(216,842)		(216,842)
Purchases	3,665,688		3,665,688
Sales	– 0	–	– 0	–
Transfers in to Level 3	561,726		561,726	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 5/31/18	$22,746,204		$22,746,204

Net change in unrealized appreciation/depreciation from investments held as of 5/31/18(b)	$(216,842)		$(216,842)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	An amount of $2,069,811 was transferred out of Level 2 into Level 3 as these securities were not rated by third party vendor during the reporting period.

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As of May 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s

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tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. During the year ended May 31, 2018, the Portfolios did not engage in such transactions. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio’s average daily net assets. Such fee is accrued daily and paid monthly.

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The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

	Effective January 30, 2015
Portfolio	Class A	Class B	Class C
AB Arizona	.78%	1.53%	1.53%
AB Massachusetts	.77%	1.52%	1.52%
AB Minnesota	.85%	1.60%	1.60%
AB New Jersey	.82%	1.57%	1.57%
AB Ohio	.80%	1.55%	1.55%
AB Pennsylvania	.85%	1.60%	1.60%
AB Virginia	.80%	1.55%	1.55%

Effective July 25, 2016
Portfolio	Advisor Class
AB Massachusetts	.52%
AB Virginia	.55%

The Expense Caps will extend through September 29, 2018 and then may be extended by the Adviser for additional one year terms. For the year ended May 31, 2018, such reimbursements/waivers amounted to $250,345, $256,222, $232,539, $216,840, $250,418, $207,968 and $190,098 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended May 31, 2018, the reimbursement for such services amounted to $74,256, $73,209, $72,875, $74,620, $74,915, $73,786 and $73,877 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

During the year ended May 31, 2017, the Adviser reimbursed the AB Ohio Portfolio $249 for trading losses incurred due to a trade entry error.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended May 31, 2018, such compensation

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retained by ABIS amounted to: $18,018, $29,342, $18,083, $18,367, $17,981, $18,948 and $27,656 for AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio, respectively.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended May 31, 2018 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class B			Class C
AB Arizona	$66		$	– 0	–	$	– 0	–	$1,060
AB Massachusetts	– 0	–		2,904			– 0	–	1,719
AB Minnesota	– 0	–		– 0	–		15		603
AB New Jersey	160			103			– 0	–	259
AB Ohio	– 0	–		– 0	–		– 0	–	329
AB Pennsylvania	77			– 0	–		– 0	–	278
AB Virginia	– 0	–		– 0	–		– 0	–	1,883

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolios in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended May 31, 2018 such waiver amounted to:

Portfolio	Amount	Portfolio	Amount
AB Arizona	$2,163	AB Ohio	$1,282
AB Massachusetts	1,079	AB Pennsylvania	1,865
AB Minnesota	699	AB Virginia	1,227
AB New Jersey	1,098

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A summary of the Portfolio’s transactions in the Government Money Market Portfolio for the year ended May 31, 2018 is as follows:

Portfolio	Market Value 5/31/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/18 (000)	Dividend Income (000)
AB Arizona	$803		$21,956	$22,522	$237	$11
AB Massachusetts	– 0	–	22,825	21,962	863	6
AB Minnesota	– 0	–	13,398	12,678	720	4
AB New Jersey	– 0	–	22,136	22,023	113	6
AB Ohio	793		17,604	18,109	288	6
AB Pennsylvania	– 0	–	30,217	25,553	4,664	12
AB Virginia	539		27,055	27,315	279	6

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
AB Arizona	$3,375,435	$2,266,443
AB Massachusetts	3,327,716	4,110,446
AB Minnesota	2,638,787	2,873,666
AB New Jersey	5,234,790	3,823,799
AB Ohio	4,270,908	4,086,688
AB Pennsylvania	3,518,632	3,598,674
AB Virginia	3,533,946	3,477,129

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended May 31, 2018, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
AB Arizona	$13,902,722	$	– 0	–	$16,729,936	$	– 0	–
AB Massachusetts	44,723,803		– 0	–	58,824,646		– 0	–
AB Minnesota	11,814,633		– 0	–	19,458,814		– 0	–
AB New Jersey	28,041,179		– 0	–	27,906,447		– 0	–
AB Ohio	10,654,404		– 0	–	12,275,874		– 0	–
AB Pennsylvania	33,766,039		– 0	–	37,660,055		– 0	–
AB Virginia	40,874,397		– 0	–	47,043,442		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
AB Arizona	$113,627,958	$3,443,972	$(291,477)	$3,152,495
AB Massachusetts	218,857,795	8,688,492	(479,533)	8,208,959
AB Minnesota	66,986,097	2,430,171	(63,057)	2,367,114
AB New Jersey	101,753,496	5,411,253	(154,208)	5,257,045
AB Ohio	87,230,443	3,483,752	(255,646)	3,228,106
AB Pennsylvania	88,724,512	3,337,273	(330,209)	3,007,064
AB Virginia	207,673,776	7,930,039	(526,373)	7,403,666

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enters into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the

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contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended May 31, 2018, AB Massachusetts Portfolio held interest rate swaps for hedging and non-hedging purposes, the other Portfolios held interest rate swaps for hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the

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event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended May 31, 2018, the Portfolios had entered into the following derivatives:

AB Arizona Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(165,231)	$19,218

Total		$(165,231)	$19,218

AB Massachusetts Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$832,296	*	Receivable/Payable for variation margin on centrally cleared swaps	$115,993	*

Total		$832,296			$115,993

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(773,339)	$526,924

Total		$(773,339)	$526,924

AB Minnesota Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$25,986	*

Total		$25,986

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(53,813)	$(54,478)

Total		$(53,813)	$(54,478)

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AB New Jersey Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$34,458	*

Total		$34,458

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(195,230)	$85,587

Total		$(195,230)	$85,587

AB Ohio Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(94,690)	$91,140

Total		$(94,690)	$91,140

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AB Pennsylvania Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$24,519	$(15,738)

Total		$24,519	$(15,738)

AB Virginia Portfolio
Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(74,917)	$(48,550)

Total		$(74,917)	$(48,550)

The following tables represent the average monthly volume of the Portfolio’s derivative transactions during the year ended May 31, 2018:

AB Arizona Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$5,066,667	(a)

(a)	Positions were open for eight months during the year.

AB Massachusetts Portfolio
Interest Rate Swaps:
Average notional amount	$8,000,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$30,170,769

(a)	Positions were open for six months during the year.

AB Minnesota Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,033,333	(a)

(a)	Positions were open for eleven months during the year.

AB New Jersey Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,952,500	(a)

(a)	Positions were open for eleven months during the year.

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AB Ohio Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$7,763,333	(a)

(a)	Positions were open for eight months during the year.

AB Pennsylvania Portfolio
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,177,500	(a)

(a)	Positions were open for three months during the year.

AB Virginia Portfolio
Interest Rate Swaps:
Average notional amount	$7,000,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,838,889	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for eight months during the year.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	AB Arizona Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	1,562,317	1,100,025	$17,310,722	$12,311,299

Shares issued in reinvestment of dividends	151,382	160,453	1,675,404	1,792,410

Shares converted from Class B	32,820	700	368,534	7,935

Shares converted from Class C	126,459	307,025	1,390,149	3,392,629

Shares redeemed	(2,037,502)	(1,443,203)	(22,581,761)	(16,046,439)

Net increase (decrease)	(164,524)	125,000	$(1,836,952)	$1,457,834

Class B
Shares sold	54	54	$600	$600

Shares issued in reinvestment of dividends	28	24	314	266

Shares converted to Class A	(32,850)	(701)	(368,534)	(7,935)

Shares redeemed	(13)	(1)	(141)	(12)

Net decrease	(32,781)	(624)	$(367,761)	$(7,081)

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	AB Arizona Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class C
Shares sold	142,487	219,265	$1,580,975	$2,472,980

Shares issued in reinvestment of dividends	22,086	30,841	244,109	344,069

Shares converted to Class A	(126,686)	(307,582)	(1,390,149)	(3,392,629)

Shares redeemed	(301,041)	(448,669)	(3,325,814)	(4,994,388)

Net decrease	(263,154)	(506,145)	$(2,890,879)	$(5,569,968)

	AB Massachusetts Portfolio
	Shares			Amount
	Year Ended May 31, 2018		Year Ended May 31, 2017	Year Ended May 31, 2018			Year Ended May 31, 2017

Class A
Shares sold	1,271,728		2,795,470		$14,346,720		$31,895,218

Shares issued in reinvestment of dividends and distributions	243,956		276,039		2,738,331		3,146,808

Shares converted from Class B	2,622		6,542		29,252		75,026

Shares converted from Class C	303,472		450,716		3,418,677		5,066,052

Shares redeemed	(3,550,971)		(5,378,918)		(39,914,181)		(60,747,306)

Net decrease	(1,729,193)		(1,850,151)		$(19,381,201)		$(20,564,202)

Class B
Shares sold	– 0	–	677	$	– 0	–	$7,895

Shares issued in reinvestment of dividends and distributions	169		238		1,897		2,718

Shares converted to Class A	(2,627)		(6,553)		(29,252)		(75,026)

Shares redeemed	(1)		0 (a)		(9)		(3)

Net decrease	(2,459)		(5,638)		$(27,364)		$(64,416)

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	AB Massachusetts Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class C
Shares sold	177,920	440,216	$1,996,464	$5,056,751

Shares issued in reinvestment of dividends and distributions	66,057	81,587	740,516	927,854

Shares converted to Class A	(304,012)	(451,520)	(3,418,677)	(5,066,052)

Shares redeemed	(640,859)	(751,748)	(7,183,766)	(8,494,892)

Net decrease	(700,894)	(681,465)	$(7,865,463)	$(7,576,339)

Advisor Class(b)
Shares sold	2,431,044	4,135,112	$27,387,756	$46,633,149

Shares issued in reinvestment of dividends and distributions	68,266	17,543	765,470	197,304

Shares redeemed	(1,632,050)	(432,797)	(18,344,933)	(4,846,955)

Net increase	867,260	3,719,858	$9,808,293	$41,983,498

(a)	Amount is less than one share.

(b)	Commenced distribution on July 25, 2016.

	AB Minnesota Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	843,369	1,071,113	$8,645,246	$11,103,795

Shares issued in reinvestment of dividends	124,322	135,538	1,269,815	1,401,490

Shares converted from Class B	1,307	35	13,398	365

Shares converted from Class C	53,150	335,264	540,956	3,426,395

Shares redeemed	(1,537,117)	(1,387,689)	(15,661,932)	(14,183,034)

Net increase (decrease)	(514,969)	154,261	$(5,192,517)	$1,749,011

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Minnesota Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class B
Shares sold	466	2,878	$4,710	$30,573

Shares issued in reinvestment of dividends and distributions	61	82	619	846

Shares converted to Class A	(1,306)	(35)	(13,398)	(365)

Shares redeemed	(206)	(337)	(2,100)	(3,546)

Net increase (decrease)	(985)	2,588	$(10,169)	$27,508

Class C
Shares sold	55,547	111,276	$569,405	$1,150,730

Shares issued in reinvestment of dividends	16,030	26,206	163,988	271,125

Shares converted to Class A	(53,098)	(334,936)	(540,956)	(3,426,395)

Shares redeemed	(274,522)	(273,470)	(2,801,579)	(2,811,777)

Net decrease	(256,043)	(470,924)	$(2,609,142)	$(4,816,317)

	AB New Jersey Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	1,305,429	1,080,629	$12,734,348	$10,498,136

Shares issued in reinvestment of dividends	162,955	151,049	1,582,799	1,475,050

Shares converted from Class B	7,179	5,871	69,484	57,688

Shares converted from Class C	220,476	888,253	2,145,933	8,589,410

Shares redeemed	(1,437,351)	(1,471,390)	(13,989,885)	(14,294,640)

Net increase	258,688	654,412	$2,542,679	$6,325,644

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB New Jersey Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class B
Shares sold	167	7,026	$1,625	$66,994

Shares issued in reinvestment of dividends	116	632	1,135	6,181

Shares converted to Class A	(7,179)	(5,871)	(69,484)	(57,688)

Shares redeemed	(1)	(8,257)	(10)	(79,399)

Net decrease	(6,897)	(6,470)	$(66,734)	$(63,912)

Class C
Shares sold	106,488	128,727	$1,041,286	$1,264,018

Shares issued in reinvestment of dividends	26,983	48,451	262,347	473,329

Shares converted to Class A	(220,330)	(887,336)	(2,145,933)	(8,589,410)

Shares redeemed	(223,741)	(555,556)	(2,176,562)	(5,376,729)

Net decrease	(310,600)	(1,265,714)	$(3,018,862)	$(12,228,792)

	AB Ohio Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	748,065	739,282	$7,468,662	$7,419,537

Shares issued in reinvestment of dividends	139,157	137,228	1,382,691	1,377,207

Shares converted from Class B	423	1,011	4,212	10,220

Shares converted from Class C	74,323	1,009,140	735,504	10,030,848

Shares redeemed	(1,150,117)	(2,163,901)	(11,432,391)	(21,470,790)

Net decrease	(188,149)	(277,240)	$(1,841,322)	$(2,632,978)

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Ohio Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class B
Shares sold	362	371	$3,600	$3,720

Shares issued in reinvestment of dividends	53	73	527	733

Shares converted to Class A	(423)	(1,012)	(4,212)	(10,220)

Shares redeemed	0 (a)	(1,945)	0 (b)	(19,256)

Net decrease	(8)	(2,513)	$(85)	$(25,023)

Class C
Shares sold	80,222	101,274	$798,596	$1,019,011

Shares issued in reinvestment of dividends	19,027	34,774	188,946	348,688

Shares converted to Class A	(74,352)	(1,009,140)	(735,504)	(10,030,848)

Shares redeemed	(171,282)	(416,302)	(1,710,491)	(4,153,318)

Net decrease	(146,385)	(1,289,394)	$(1,458,453)	$(12,816,467)

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

	AB Pennsylvania Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	799,412	883,934	$8,295,747	$9,182,275

Shares issued in reinvestment of dividends	131,598	122,547	1,373,474	1,290,087

Shares converted from Class B	1,772	1,547	18,466	16,307

Shares converted from Class C	110,459	802,935	1,150,296	8,366,586

Shares redeemed	(1,183,128)	(864,472)	(12,358,616)	(9,041,367)

Net increase (decrease)	(139,887)	946,491	$(1,520,633)	$9,813,888

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Pennsylvania Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class B
Shares sold	315	317	$3,290	$3,340

Shares issued in reinvestment of dividends	91	117	949	1,237

Shares converted to Class A	(1,771)	(1,547)	(18,466)	(16,307)

Shares redeemed	(1,060)	1	(11,123)	(7)

Net decrease	(2,425)	(1,112)	$(25,350)	$(11,737)

Class C
Shares sold	18,484	115,785	$193,626	$1,232,989

Shares issued in reinvestment of dividends	16,306	31,897	170,366	335,821

Shares converted to Class A	(110,407)	(802,935)	(1,150,296)	(8,366,586)

Shares redeemed	(151,167)	(368,614)	(1,575,814)	(3,843,564)

Net decrease	(226,784)	(1,023,867)	$(2,362,118)	$(10,641,340)

	AB Virginia Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class A
Shares sold	763,375	1,554,345	$8,491,180	$17,443,300

Shares issued in reinvestment of dividends	206,126	249,634	2,285,263	2,797,677

Shares converted from Class B	3,875	1,670	42,918	18,786

Shares converted from Class C	124,727	841,423	1,372,367	9,314,552

Shares redeemed	(2,640,768)	(5,050,725)	(29,307,829)	(56,085,933)

Net decrease	(1,542,665)	(2,403,653)	$(17,116,101)	$(26,511,618)

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NOTES TO FINANCIAL STATEMENTS (continued)

	AB Virginia Portfolio
	Shares		Amount
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017

Class B
Shares sold	144	299	$1,600	$3,350

Shares issued in reinvestment of dividends	124	208	1,371	2,328

Shares converted to Class A	(3,880)	(1,673)	(42,918)	(18,786)

Shares redeemed	(2,078)	(11)	(23,203)	(128)

Net decrease	(5,690)	(1,177)	$(63,150)	$(13,236)

Class C
Shares sold	200,237	269,384	$2,223,249	$3,028,595

Shares issued in reinvestment of dividends	58,555	81,253	647,613	907,301

Shares converted to Class A	(125,014)	(843,709)	(1,372,367)	(9,314,552)

Shares redeemed	(647,032)	(695,233)	(7,138,277)	(7,707,330)

Net decrease	(513,254)	(1,188,305)	$(5,639,782)	$(13,085,986)

Advisor Class(a)
Shares sold	1,707,005	2,826,630	$18,988,391	$31,347,927

Shares issued in reinvestment of dividends	60,533	14,808	670,987	164,105

Shares redeemed	(545,888)	(315,237)	(6,039,345)	(3,463,699)

Net increase	1,221,650	2,526,201	$13,620,033	$28,048,333

(a)	Commenced distribution on July 25, 2016.

NOTE F

Risks Involved in Investing in the Portfolios

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes could have a material impact on the value of municipal securities. Changes in tax rates or the treatment of income from municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolios may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Portfolios.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolios. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended May 31, 2018. Effective July 5, 2018, the Facility will be increased to $325 million.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2018 and May 31, 2017 were as follows:

AB Arizona Portfolio	2018	2017
Distributions paid from:
Ordinary income	$14,347	$16,896

Total taxable distributions	14,347	16,896
Tax exempt distributions	3,394,765	3,736,884

Total distributions paid	$3,409,112	$3,753,780

AB Massachusetts Portfolio	2018	2017
Distributions paid from:
Ordinary income	$173,558	$267,815
Long-term capital gains	240,989	9,793

Total taxable distributions	414,547	277,608
Tax exempt distributions	6,827,835	6,949,905

Total distributions paid	$7,242,382	$7,227,513

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NOTES TO FINANCIAL STATEMENTS (continued)

AB Minnesota Portfolio	2018	2017
Distributions paid from:
Ordinary income	$13,634	$41,050
Long-term capital gains	48,742	179,048

Total taxable distributions	62,376	220,098
Tax exempt distributions	2,010,820	2,164,773

Total distributions paid	$2,073,196	$2,384,871

AB New Jersey Portfolio	2018	2017
Distributions paid from:
Ordinary income	$17,189	$50,312

Total taxable distributions	17,189	50,312
Tax exempt distributions	3,372,453	3,507,702

Total distributions paid	$3,389,642	$3,558,014

AB Ohio Portfolio	2018	2017
Distributions paid from:
Ordinary income	$15,262	$20,424

Total taxable distributions	15,262	20,424
Tax exempt distributions	2,524,651	2,721,279

Total distributions paid	$2,539,913	$2,741,703

AB Pennsylvania Portfolio	2018	2017
Distributions paid from:
Ordinary income	$13,038	$4,643

Total taxable distributions	13,038	4,643
Tax exempt distributions	2,567,379	2,650,896

Total distributions paid	$2,580,417	$2,655,539

AB Virginia Portfolio	2018	2017
Distributions paid from:
Ordinary income	$152,094	$222,332

Total taxable distributions	152,094	222,332
Tax exempt distributions	6,176,205	6,552,061

Total distributions paid	$6,328,299	$6,774,393

As of May 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)			Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
AB Arizona	$	– 0	–	$(819,595)	$3,152,495	$2,332,900
AB Massachusetts		35,659		(142,871)	8,208,959	8,101,747
AB Minnesota		– 0	–	(34,399)	2,367,114	2,332,715
AB New Jersey		– 0	–	(2,414,702)	5,257,045	2,842,343

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NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio	Undistributed Ordinary Income(a)		Undistributed Long-Term Gains		Accumulated Capital and Other Losses(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
AB Ohio	$5,806		$	– 0 –	$(4,716,217)	$3,228,106	$(1,482,305)
AB Pennsylvania	25,630			– 0 –	(581,404)	3,007,064	2,451,290
AB Virginia	– 0	–		– 0 –	(1,879,475)	7,403,666	5,524,191

(a)	These amounts represent 100% tax exempt income.

(b)	At May 31, 2018, AB Arizona Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania, Portfolio and AB Virginia Portfolio had capital loss carryforwards for federal income tax purposes. During the fiscal period, AB Arizona Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio utilized capital loss carryforwards of $223,423, $843,740, $571,172, $948,163 and $1,272,026, respectively, to offset current year net realized gains. AB New Jersey Portfolio also had $236,173 of capital loss carryforwards expire during the fiscal year. AB Massachusetts Portfolio and AB Minnesota Portfolio had a post October short-term capital loss deferral of $142,871 and $34,399, respectively. These losses are deemed to arise on June 1, 2018.

(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of May 31, 2018, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount		Expiration
AB Arizona	$681,440		$138,155		No Expiration
AB New Jersey	95,620		N/A		2019
AB New Jersey	2,319,082		– 0	–	No Expiration
AB Ohio	1,641,024		3,075,193		No Expiration
AB Pennsylvania	– 0	–	581,404		No Expiration
AB Virginia	1,879,475		– 0	–	No Expiration

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps, the expiration of capital loss carryforwards, and the redesignation of dividends—is reflected as an adjustment to the components of capital as of May 31, 2018 as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investment Transactions
AB Arizona	$(3,197)		$6,359	$(3,162)
AB Massachusetts	– 0	–	232,668	(232,668)
AB Minnesota	(1,141)		36,177	(35,036)
AB New Jersey	(240,918)		4,745	236,173
AB Ohio	– 0	–	(19,638)	19,638
AB Pennsylvania	– 0	–	1,345	(1,345)
AB Virginia	(21,320)		177,171	(155,851)

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class A
	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 11.16	$ 11.36	$ 11.01	$ 11.05	$ 10.72	$ 11.41

Income From Investment Operations
Net investment income(b)(c)	.32	.34	.35	.25	.40	.40
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.20)	.35	(.04)	.33	(.69)

Net increase (decrease) in net asset value from operations	.14	.14	.70	.21	.73	(.29)

Less: Dividends
Dividends from net investment income	(.32)	(.34)	(.35)	(.25)	(.40)	(.40)

Net asset value, end of period	$ 10.98	$ 11.16	$ 11.36	$ 11.01	$ 11.05	$ 10.72

Total Return
Total investment return based on net asset value(d)	1.30%	1.28%	6.50%	1.94%	6.90%	(2.65)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,020	$105,539	$106,037	$104,489	$107,843	$117,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.79%	.78%	.78%	.80%^	.79%	.79%
Expenses, before waivers/reimbursements(e)	1.00%	.97%	.96%	1.00%^	.99%	.93%
Net investment income(b)	2.92%	3.04%	3.17%	3.43%^	3.65%	3.54%
Portfolio turnover rate	12%	12%	11%	21%	15%	24%

See footnote summary on pages 165-167.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class B
	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39

Income From Investment Operations
Net investment income(b)(c)	.24	.26	.27	.20	.32	.32
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.21)	.36	(.04)	.33	(.69)

Net increase (decrease) in net asset value from operations	.06	.05	.63	.16	.65	(.37)

Less: Dividends
Dividends from net investment income	(.24)	(.26)	(.27)	(.20)	(.32)	(.32)

Net asset value, end of period	$ 10.96	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70

Total Return
Total investment return based on net asset value(d)	.54%	.44%	5.81%	1.45%	6.17%	(3.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7	$373	$387	$412	$546	$769
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51%	1.53%	1.53%	1.53%^	1.49%	1.49%
Expenses, before waivers/reimbursements(e)	1.72%	1.73%	1.71%	1.72%^	1.70%	1.63%
Net investment income(b)	2.16%	2.30%	2.43%	2.72%^	2.96%	2.83%
Portfolio turnover rate	12%	12%	11%	21%	15%	24%

See footnote summary on pages 165-167.

144 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Arizona Portfolio
	Class C
	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70	$ 11.39

Income From Investment Operations
Net investment income(b)(c)	.24	.26	.27	.20	.32	.32
Net realized and unrealized gain (loss) on investment transactions	(.18)	(.21)	.36	(.04)	.33	(.69)

Net increase (decrease) in net asset value from operations	.06	.05	.63	.16	.65	(.37)

Less: Dividends
Dividends from net investment income	(.24)	(.26)	(.27)	(.20)	(.32)	(.32)

Net asset value, end of period	$ 10.96	$ 11.14	$ 11.35	$ 10.99	$ 11.03	$ 10.70

Total Return
Total investment return based on net asset value(d)	.55%	.44%	5.81%	1.45%	6.17%	(3.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,254	$19,454	$25,550	$24,900	$25,203	$30,060
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.54%	1.53%	1.53%	1.53%^	1.49%	1.49%
Expenses, before waivers/reimbursements(e)	1.75%	1.72%	1.71%	1.72%^	1.70%	1.63%
Net investment income(b)	2.18%	2.29%	2.43%	2.71%^	2.96%	2.84%
Portfolio turnover rate	12%	12%	11%	21%	15%	24%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 145

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.35	$ 11.61	$ 11.37	$ 11.36	$ 11.05	$ 11.87

Income From Investment Operations
Net investment income(b)(c)	.32	.33	.35	.24	.37	.37
Net realized and unrealized gain (loss) on investment transactions	(.24)	(.24)	.25	.02	.33	(.76)

Net increase (decrease) in net asset value from operations	.08	.09	.60	.26	.70	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.35)	(.36)	(.25)	(.39)	(.39)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.34)	(.35)	(.36)	(.25)	(.39)	(.43)

Net asset value, end of period	$ 11.09	$ 11.35	$ 11.61	$ 11.37	$ 11.36	$ 11.05

Total Return
Total investment return based on net asset value(d)	.75%	.78%	5.38%	2.26%	6.42%	(3.38)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,078	$163,988	$189,259	$188,934	$194,274	$202,230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.78%	.77%	.77%	.80	%^	.82%	.82%
Expenses, before waivers/reimbursements(e)	.89%	.88%	.87%	.90	%^	.91%	.88%
Net investment income(b)	2.89%	2.92%	3.04%	3.10	%^	3.35%	3.18%
Portfolio turnover rate	19%	13%	15%	12%	9%	19%

See footnote summary on pages 165-167.

146 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.27	.18	.30	.29
Net realized and unrealized gain (loss) on investment transactions	(.24)	(.25)	.25	.02	.32	(.76)

Net increase (decrease) in net asset value from operations	.00	(f)	.00	(f)	.52	.20	.62	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.26)	(.28)	(.19)	(.31)	(.31)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.26)	(.26)	(.28)	(.19)	(.31)	(.35)

Net asset value, end of period	$ 11.07	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03

Total Return
Total investment return based on net asset value(d)	(.01)%	.03%	4.61%	1.77%	5.70%	(4.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63	$93	$160	$399	$656	$1,426
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53%	1.52%	1.52%	1.52	%^	1.52%	1.52%
Expenses, before waivers/reimbursements(e)	1.66%	1.63%	1.64%	1.63	%^	1.61%	1.58%
Net investment income(b)	2.14%	2.17%	2.32%	2.39	%^	2.69%	2.49%
Portfolio turnover rate	19%	13%	15%	12%	9%	19%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 147

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Massachusetts Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03	$ 11.85

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.26	.18	.30	.29
Net realized and unrealized gain (loss) on investment transactions	(.24)	(.25)	.26	.02	.32	(.76)

Net increase (decrease) in net asset value from operations	.00	(f)	.00	(f)	.52	.20	.62	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.26)	(.28)	(.19)	(.31)	(.31)
Distributions from net realized gain on investment transactions	(.01)	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.26)	(.26)	(.28)	(.19)	(.31)	(.35)

Net asset value, end of period	$ 11.07	$ 11.33	$ 11.59	$ 11.35	$ 11.34	$ 11.03

Total Return
Total investment return based on net asset value(d)	(.01)%	.03%	4.61%	1.77%	5.70%	(4.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,735	$45,530	$54,482	$53,570	$54,108	$64,298
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.53%	1.52%	1.52%	1.52	%^	1.52%	1.52%
Expenses, before waivers/reimbursements(e)	1.64%	1.63%	1.63%	1.63	%^	1.61%	1.59%
Net investment income(b)	2.14%	2.17%	2.29%	2.39	%^	2.67%	2.49%
Portfolio turnover rate	19%	13%	15%	12%	9%	19%

See footnote summary on pages 165-167.

148 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Massachusetts Portfolio
	Advisor Class
	Year Ended May 31, 2018	July 25, 2016(g) to May 31, 2017

Net asset value, beginning of period	$ 11.34	$ 11.72

Income From Investment Operations
Net investment income(b)(c)	.35	.30
Net realized and unrealized loss on investment transactions	(.24)	(.36)

Net increase (decrease) in net asset value from operations	.11	(.06)

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.32)
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.37)	(.32)

Net asset value, end of period	$ 11.08	$ 11.34

Total Return
Total investment return based on net asset value(d)	1.00%	(.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,825	$42,177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.54%	.52	%^
Expenses, before waivers/reimbursements(e)	.64%	.65	%^
Net investment income(b)	3.14%	3.22	%^
Portfolio turnover rate	19%	13%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 149

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.33	$ 10.54	$ 10.33	$ 10.46	$ 10.13	$ 10.72

Income From Investment Operations
Net investment income(b)(c)	.28	.29	.31	.20	.31	.31
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.19)	.22	(.06)	.35	(.54)

Net increase (decrease) in net asset value from operations	.07	.10	.53	.14	.66	(.23)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.29)	(.32)	(.21)	(.33)	(.32)
Distributions from net realized gain on investment transactions	(.01)	(.02)	– 0	–	(.06)	– 0	–	(.04)

Total dividends and distributions	(.29)	(.31)	(.32)	(.27)	(.33)	(.36)

Net asset value, end of period	$ 10.11	$ 10.33	$ 10.54	$ 10.33	$ 10.46	$ 10.13

Total Return
Total investment return based on net asset value(d)	.69%	1.03%	5.24%	1.37%	6.60%	(2.24)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,997	$67,611	$67,380	$70,197	$69,595	$72,221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.86%	.85%	.86%	.88	%^	.90%	.90%
Expenses, before waivers/reimbursements(e)	1.17%	1.11%	1.08%	1.08	%^	1.09%	1.02%
Net investment income(b)	2.77%	2.77%	2.94%	2.90	%^	3.04%	2.93%
Portfolio turnover rate	16%	12%	10%	11%	19%	17%

See footnote summary on pages 165-167.

150 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.33	$ 10.55	$ 10.33	$ 10.45	$ 10.12	$ 10.71

Income From Investment Operations
Net investment income(b)(c)	.21	.21	.23	.15	.24	.24
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.19)	.23	(.05)	.35	(.54)

Net increase (decrease) in net asset value from operations	.00	(f)	.02	.46	.10	.59	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.22)	(.24)	(.16)	(.26)	(.25)
Distributions from net realized gain on investment transactions	(.01)	(.02)	– 0	–	(.06)	– 0	–	(.04)

Total dividends and distributions	(.21)	(.24)	(.24)	(.22)	(.26)	(.29)

Net asset value, end of period	$ 10.12	$ 10.33	$ 10.55	$ 10.33	$ 10.45	$ 10.12

Total Return
Total investment return based on net asset value(d)	.04%	.18%	4.55%	.98%	5.86%	(2.92)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30	$41	$15	$34	$91	$128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%	1.60%	1.60%	1.60	%^	1.60%	1.60%
Expenses, before waivers/reimbursements(e)	1.98%	1.92%	1.84%	1.82	%^	1.81%	1.73%
Net investment income(b)	2.02%	2.03%	2.20%	2.18	%^	2.34%	2.23%
Portfolio turnover rate	16%	12%	10%	11%	19%	17%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 151

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Minnesota Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.34	$ 10.55	$ 10.34	$ 10.47	$ 10.14	$ 10.73

Income From Investment Operations
Net investment income(b)(c)	.21	.21	.23	.15	.24	.24
Net realized and unrealized gain (loss) on investment transactions	(.22)	(.18)	.23	(.06)	.35	(.54)

Net increase (decrease) in net asset value from operations	(.01)	.03	.46	.09	.59	(.30)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.22)	(.25)	(.16)	(.26)	(.25)
Distributions from net realized gain on investment transactions	(.01)	(.02)	– 0	–	(.06)	– 0	–	(.04)

Total dividends and distributions	(.21)	(.24)	(.25)	(.22)	(.26)	(.29)

Net asset value, end of period	$ 10.12	$ 10.34	$ 10.55	$ 10.34	$ 10.47	$ 10.14

Total Return
Total investment return based on net asset value(d)	(.06)%	.27%	4.45%	.88%	5.86%	(2.92)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,164	$10,984	$16,178	$15,680	$16,126	$19,064
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%	1.60%	1.61%	1.60	%^	1.60%	1.60%
Expenses, before waivers/reimbursements(e)	1.92%	1.85%	1.84%	1.81	%^	1.79%	1.72%
Net investment income(b)	2.02%	2.01%	2.18%	2.17	%^	2.34%	2.23%
Portfolio turnover rate	16%	12%	10%	11%	19%	17%

See footnote summary on pages 165-167.

152 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class A
	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22

Income From Investment Operations
Net investment income(b)(c)	.31	.32	.32	.22	.35	.33
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.14)	.28	(.08)	.22	(.66)

Net increase (decrease) in net asset value from operations	.16	.18	.60	.14	.57	(.33)

Less: Dividends
Dividends from net investment income	(.31)	(.33)	(.34)	(.23)	(.36)	(.34)

Net asset value, end of period	$ 9.63	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55

Total Return
Total investment return based on net asset value(d)	1.65%	1.82%	6.27%	1.43%	6.04%	(3.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,552	$92,494	$87,365	$90,559	$100,039	$113,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.83%	.82%	.82%	.85%^	.87%	.87%
Expenses, before waivers/reimbursements(e)	1.03%	1.01%	.99%	1.00%^	1.00%	.95%
Net investment income(b)	3.18%	3.29%	3.33%	3.42%^	3.62%	3.34%
Portfolio turnover rate	26%	8%	14%	2%	16%	30%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 153

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class B
	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55	$ 10.22

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.25	.18	.28	.26
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.14)	.27	(.09)	.22	(.66)

Net increase (decrease) in net asset value from operations	.09	.11	.52	.09	.50	(.40)

Less: Dividends
Dividends from net investment income	(.24)	(.26)	(.26)	(.18)	(.29)	(.27)

Net asset value, end of period	$ 9.63	$ 9.78	$ 9.93	$ 9.67	$ 9.76	$ 9.55

Total Return
Total investment return based on net asset value(d)	.88%	1.10%	5.48%	.95%	5.32%	(3.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144	$214	$282	$365	$466	$978
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58%	1.57%	1.57%	1.57%^	1.57%	1.57%
Expenses, before waivers/reimbursements(e)	1.78%	1.76%	1.78%	1.73%^	1.71%	1.65%
Net investment income(b)	2.42%	2.53%	2.58%	2.70%^	2.94%	2.62%
Portfolio turnover rate	26%	8%	14%	2%	16%	30%

See footnote summary on pages 165-167.

154 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB New Jersey Portfolio
	Class C
	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

Net asset value, beginning of period	$ 9.79	$ 9.93	$ 9.67	$ 9.77	$ 9.55	$ 10.23

Income From Investment Operations
Net investment income(b)(c)	.24	.25	.25	.18	.28	.26
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.14)	.27	(.10)	.23	(.67)

Net increase (decrease) in net asset value from operations	.09	.11	.52	.08	.51	(.41)

Less: Dividends
Dividends from net investment income	(.24)	(.25)	(.26)	(.18)	(.29)	(.27)

Net asset value, end of period	$ 9.64	$ 9.79	$ 9.93	$ 9.67	$ 9.77	$ 9.55

Total Return
Total investment return based on net asset value(d)	.89%	1.15%	5.47%	.84%	5.41%	(4.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,007	$17,269	$30,094	$28,419	$29,694	$32,846
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58%	1.57%	1.57%	1.57%^	1.57%	1.57%
Expenses, before waivers/reimbursements(e)	1.77%	1.76%	1.74%	1.72%^	1.70%	1.65%
Net investment income(b)	2.42%	2.53%	2.58%	2.70%^	2.91%	2.64%
Portfolio turnover rate	26%	8%	14%	2%	16%	30%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 155

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.05	$ 10.20	$ 9.89	$ 9.93	$ 9.80	$ 10.58

Income From Investment Operations
Net investment income(b)(c)	.28	.28	.29	.21	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.22)	(.15)	.32	(.03)	.14	(.72)
Contributions from Affiliates	– 0	–	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.06	.13	.61	.18	.48	(.38)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.28)	(.30)	(.22)	(.35)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.28)	(.28)	(.30)	(.22)	(.35)	(.40)

Net asset value, end of period	$ 9.83	$ 10.05	$ 10.20	$ 9.89	$ 9.93	$ 9.80

Total Return
Total investment return based on net asset value(d)	.58%	1.29%	6.29%	1.76%	5.04%	(3.77)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,767	$83,417	$87,480	$86,775	$87,685	$103,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%	.80%	.83	%^	.85%	.86%
Expenses, before waivers/reimbursements(e)	1.07%	1.03%	.99%	1.01	%^	1.02%	.96%
Net investment income(b)	2.81%	2.76%	2.90%	3.11	%^	3.50%	3.27%
Portfolio turnover rate	12%	5%	13%	14%	17%	26%

See footnote summary on pages 165-167.

156 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.04	$ 10.18	$ 9.88	$ 9.92	$ 9.79	$ 10.57

Income From Investment Operations
Net investment income(b)(c)	.21	.20	.22	.16	.28	.26
Net realized and unrealized gain (loss) on investment transactions	(.23)	(.14)	.31	(.03)	.14	(.71)

Net increase (decrease) in net asset value from operations	(.02)	.06	.53	.13	.42	(.45)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.20)	(.23)	(.17)	(.29)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.20)	(.20)	(.23)	(.17)	(.29)	(.33)

Net asset value, end of period	$ 9.82	$ 10.04	$ 10.18	$ 9.88	$ 9.92	$ 9.79

Total Return
Total investment return based on net asset value(d)	(.17)%	.65%	5.40%	1.28%	4.32%	(4.43)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26	$26	$52	$144	$209	$810
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55%	1.55%	1.55	%^	1.55%	1.56%
Expenses, before waivers/reimbursements(e)	1.86%	1.85%	1.75%	1.75	%^	1.72%	1.66%
Net investment income(b)	2.07%	2.00%	2.18%	2.39	%^	2.85%	2.57%
Portfolio turnover rate	12%	5%	13%	14%	17%	26%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 157

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Ohio Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.04	$ 10.19	$ 9.88	$ 9.92	$ 9.80	$ 10.58

Income From Investment Operations
Net investment income(b)(c)	.20	.20	.22	.16	.27	.27
Net realized and unrealized gain (loss) on investment transactions	(.21)	(.15)	.32	(.03)	.14	(.73)

Net increase (decrease) in net asset value from operations	(.01)	.05	.54	.13	.41	(.46)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.20)	(.23)	(.17)	(.29)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.20)	(.20)	(.23)	(.17)	(.29)	(.32)

Net asset value, end of period	$ 9.83	$ 10.04	$ 10.19	$ 9.88	$ 9.92	$ 9.80

Total Return
Total investment return based on net asset value(d)	(.07)%	.53%	5.50%	1.28%	4.21%	(4.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,967	$13,701	$27,045	$29,673	$31,409	$37,947
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55%	1.55%	1.55	%^	1.55%	1.56%
Expenses, before waivers/reimbursements(e)	1.82%	1.78%	1.74%	1.74	%^	1.72%	1.66%
Net investment income(b)	2.06%	2.00%	2.15%	2.39	%^	2.81%	2.58%
Portfolio turnover rate	12%	5%	13%	14%	17%	26%

See footnote summary on pages 165-167.

158 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95

Income From Investment Operations
Net investment income(b)(c)	.30	.31	.32	.22	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.16)	.28	(.01)	.35	(.75)

Net increase (decrease) in net asset value from operations	.11	.15	.60	.21	.69	(.41)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.31)	(.32)	(.22)	(.34)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	(.09)

Total dividends and distributions	(.30)	(.31)	(.32)	(.22)	(.37)	(.43)

Net asset value, end of period	$ 10.35	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11

Total Return
Total investment return based on net asset value(d)	1.10%	1.41%	5.83%	1.99%	6.93%	(3.82)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$80,666	$83,620	$74,734	$78,907	$82,402	$88,199
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.86%	.85%	.85%	.88	%^	.90%	.92%
Expenses, before waivers/reimbursements(e)	1.09%	1.05%	1.03%	1.04	%^	1.07%	1.01%
Net investment income(b)	2.91%	2.91%	3.02%	3.10	%^	3.29%	3.23%
Portfolio turnover rate	38%	24%	11%	2%	25%	17%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 159

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95

Income From Investment Operations
Net investment income(b)(c)	.23	.23	.24	.17	.27	.27
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.16)	.28	(.01)	.34	(.75)

Net increase (decrease) in net asset value from operations	.04	.07	.52	.16	.61	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.23)	(.24)	(.17)	(.26)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	(.09)

Total dividends and distributions	(.23)	(.23)	(.24)	(.17)	(.29)	(.36)

Net asset value, end of period	$ 10.35	$ 10.54	$ 10.70	$ 10.42	$ 10.43	$ 10.11

Total Return
Total investment return based on net asset value(d)	.35%	.65%	5.04%	1.50%	6.19%	(4.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35	$62	$74	$168	$340	$901
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%	1.60%	1.60%	1.60	%^	1.60%	1.62%
Expenses, before waivers/reimbursements(e)	1.91%	1.79%	1.88%	1.79	%^	1.78%	1.72%
Net investment income(b)	2.15%	2.15%	2.28%	2.38	%^	2.62%	2.51%
Portfolio turnover rate	38%	24%	11%	2%	25%	17%

See footnote summary on pages 165-167.

160 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Pennsylvania Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 10.55	$ 10.70	$ 10.42	$ 10.43	$ 10.11	$ 10.95

Income From Investment Operations
Net investment income(b)(c)	.23	.23	.24	.17	.26	.27
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.15)	.28	(.01)	.35	(.75)

Net increase (decrease) in net asset value from operations	.04	.08	.52	.16	.61	(.48)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.23)	(.24)	(.17)	(.26)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.03)	(.09)

Total dividends and distributions	(.23)	(.23)	(.24)	(.17)	(.29)	(.36)

Net asset value, end of period	$ 10.36	$ 10.55	$ 10.70	$ 10.42	$ 10.43	$ 10.11

Total Return
Total investment return based on net asset value(d)	.35%	.74%	5.04%	1.49%	6.19%	(4.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,686	$11,237	$22,356	$21,635	$22,057	$23,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.61%	1.60%	1.60%	1.60	%^	1.60%	1.62%
Expenses, before waivers/reimbursements(e)	1.84%	1.79%	1.78%	1.77	%^	1.77%	1.71%
Net investment income(b)	2.16%	2.15%	2.27%	2.38	%^	2.59%	2.53%
Portfolio turnover rate	38%	24%	11%	2%	25%	17%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 161

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class A
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.19	$ 11.39	$ 11.11	$ 11.13	$ 10.70	$ 11.61

Income From Investment Operations
Net investment income(b)(c)	.32	.32	.34	.23	.36	.34
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.18)	.29	(.01)	.44	(.81)

Net increase (decrease) in net asset value from operations	.12	.14	.63	.22	.80	(.47)

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.34)	(.35)	(.24)	(.37)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.09)

Total dividends and distributions	(.32)	(.34)	(.35)	(.24)	(.37)	(.44)

Net asset value, end of period	$ 10.99	$ 11.19	$ 11.39	$ 11.11	$ 11.13	$ 10.70

Total Return
Total investment return based on net asset value(d)	1.10%	1.23%	5.77%	1.94%	7.60%	(4.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$139,827	$159,689	$189,953	$181,642	$173,381	$186,429
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.81%	.80%	.80%	.80	%^	.80%	.77%
Expenses, before waivers/reimbursements(e)	.89%	.88%	.87%	.90	%^	.92%	.88%
Net investment income(b)	2.85%	2.89%	3.02%	3.05	%^	3.29%	2.98%
Portfolio turnover rate	18%	16%	7%	5%	8%	16%

See footnote summary on pages 165-167.

162 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class B
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.17	$ 11.37	$ 11.09	$ 11.11	$ 10.68	$ 11.59

Income From Investment Operations
Net investment income(b)(c)	.24	.24	.26	.17	.29	.26
Net realized and unrealized gain (loss) on investment transactions	(.20)	(.19)	.29	(.01)	.43	(.81)

Net increase (decrease) in net asset value from operations	.04	.05	.55	.16	.72	(.55)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.27)	(.18)	(.29)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.09)

Total dividends and distributions	(.24)	(.25)	(.27)	(.18)	(.29)	(.36)

Net asset value, end of period	$ 10.97	$ 11.17	$ 11.37	$ 11.09	$ 11.11	$ 10.68

Total Return
Total investment return based on net asset value(d)	.34%	.48%	4.99%	1.46%	6.87%	(4.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46	$111	$126	$340	$668	$1,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.56%	1.55%	1.55%	1.52	%^	1.50%	1.47%
Expenses, before waivers/reimbursements(e)	1.68%	1.64%	1.65%	1.63	%^	1.62%	1.59%
Net investment income(b)	2.11%	2.15%	2.28%	2.34	%^	2.63%	2.28%
Portfolio turnover rate	18%	16%	7%	5%	8%	16%

See footnote summary on pages 165-167.

abfunds.com	AB MUNICIPAL INCOME FUND II | 163

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

AB Virginia Portfolio
Class C
Year Ended May 31,	October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
2018	2017	2016	2014	2013

Net asset value, beginning of period	$ 11.16	$ 11.36	$ 11.08	$ 11.10	$ 10.67	$ 11.59

Income From Investment Operations
Net investment income(b)(c)	.23	.24	.25	.17	.28	.26
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.19)	.30	(.01)	.44	(.82)

Net increase (decrease) in net asset value from operations	.04	.05	.55	.16	.72	(.56)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.27)	(.18)	(.29)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.09)

Total dividends and distributions	(.24)	(.25)	(.27)	(.18)	(.29)	(.36)

Net asset value, end of period	$ 10.96	$ 11.16	$ 11.36	$ 11.08	$ 11.10	$ 10.67

Total Return
Total investment return based on net asset value(d)	.35%	.48%	5.00%	1.46%	6.88%	(4.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,435	$41,823	$56,080	$54,359	$55,038	$59,194
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.56%	1.55%	1.55%	1.53	%^	1.50%	1.47%
Expenses, before waivers/reimbursements(e)	1.65%	1.63%	1.62%	1.63	%^	1.62%	1.59%
Net investment income(b)	2.11%	2.15%	2.28%	2.34	%^	2.60%	2.29%
Portfolio turnover rate	18%	16%	7%	5%	8%	16%

See footnote summary on pages 165-167.

164 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	AB Virginia Portfolio
	Advisor Class
	Year Ended May 31, 2018	July 25, 2016(g) to May 31, 2017

Net asset value, beginning of period	$ 11.19	$ 11.49

Income From Investment Operations
Net investment income(b)(c)	.34	.30
Net realized and unrealized loss on investment transactions	(.19)	(.29)

Net increase in net asset value from operations	.15	.01

Less: Dividends
Dividends from net investment income	(.35)	(.31)

Net asset value, end of period	$ 10.99	$ 11.19

Total Return
Total investment return based on net asset value(d)	1.35%	.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,188	$28,278
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.56%	.55%^
Expenses, before waivers/reimbursements(e)	.64%	.66%^
Net investment income(b)	3.10%	3.24%^
Portfolio turnover rate	18%	16%

(a)	The Portfolio changed its fiscal year end from September 30 to May 31.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
	2018	2017	2016			2014	2013

AB Arizona Portfolio
Class A
Net of waivers	.78%	.78%	.78%	.78	%^	.78%	.78%
Before waivers	.99%	.97%	.96%	.97	%^	.98%	.92%
Class B
Net of waivers	1.51%	1.53%	1.53%	1.50	%^	1.48%	1.48%
Before waivers	1.72%	1.73%	1.71%	1.70	%^	1.68%	1.63%
Class C
Net of waivers	1.53%	1.53%	1.53%	1.50	%^	1.48%	1.48%
Before waivers	1.74%	1.72%	1.71%	1.70	%^	1.68%	1.63%

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)		Year Ended September 30,
	2018	2017	2016			2014	2013

AB Massachusetts Portfolio
Class A
Net of waivers	.77%	N/A	N/A	N/A		N/A	N/A
Before waivers	.88%	N/A	N/A	N/A		N/A	N/A
Class B
Net of waivers	1.52%	N/A	N/A	N/A		N/A	N/A
Before waivers	1.65%	N/A	N/A	N/A		N/A	N/A
Class C
Net of waivers	1.52%	N/A	N/A	N/A		N/A	N/A
Before waivers	1.63%	N/A	N/A	N/A		N/A	N/A
Advisor Class
Net of waivers	.52%	N/A	N/A	N/A		N/A	N/A
Before waivers	.63%	N/A	N/A	N/A		N/A	N/A

AB Minnesota Portfolio
Class A
Net of waivers	.85%	.85%	.85%	.88	%^	.90%	.90%
Before waivers	1.16%	1.11%	1.08%	1.08	%^	1.09%	1.02%
Class B
Net of waivers	1.60%	1.60%	1.60%	1.60	%^	1.60%	1.60%
Before waivers	1.97%	1.92%	1.84%	1.82	%^	1.81%	1.73%
Class C
Net of waivers	1.60%	1.60%	1.60%	1.60	%^	1.60%	1.60%
Before waivers	1.91%	1.85%	1.83%	1.81	%^	1.79%	1.72%

AB New Jersey Portfolio
Class A
Net of waivers	.82%	N/A	N/A	N/A		N/A	N/A
Before waivers	1.02%	N/A	N/A	N/A		N/A	N/A
Class B
Net of waivers	1.57%	N/A	N/A	N/A		N/A	N/A
Before waivers	1.77%	N/A	N/A	N/A		N/A	N/A
Class C
Net of waivers	1.57%	N/A	N/A	N/A		N/A	N/A
Before waivers	1.77%	N/A	N/A	N/A		N/A	N/A

AB Ohio Portfolio
Class A
Net of waivers	.80%	.80%	.80%	.83	%^	.85%	.85%
Before waivers	1.06%	1.03%	.99%	1.01	%^	1.01%	.96%
Class B
Net of waivers	1.55%	1.55%	1.55%	1.55	%^	1.55%	1.55%
Before waivers	1.86%	1.85%	1.75%	1.75	%^	1.72%	1.66%
Class C
Net of waivers	1.55%	1.55%	1.55%	1.55	%^	1.55%	1.55%
Before waivers	1.82%	1.78%	1.74%	1.74	%^	1.72%	1.66%

166 | AB MUNICIPAL INCOME FUND II	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended May 31,			October 1, 2014 to May 31, 2015(a)	Year Ended September 30,
	2018	2017	2016		2014	2013

AB Pennsylvania Portfolio
Class A
Net of waivers	.85%	N/A	N/A	N/A	N/A	N/A
Before waivers	1.08%	N/A	N/A	N/A	N/A	N/A
Class B
Net of waivers	1.60%	N/A	N/A	N/A	N/A	N/A
Before waivers	1.90%	N/A	N/A	N/A	N/A	N/A
Class C
Net of waivers	1.60%	N/A	N/A	N/A	N/A	N/A
Before waivers	1.83%	N/A	N/A	N/A	N/A	N/A

AB Virginia Portfolio
Class A
Net of waivers	.80%	N/A	N/A	N/A	N/A	N/A
Before waivers	.88%	N/A	N/A	N/A	N/A	N/A
Class B
Net of waivers	1.55%	N/A	N/A	N/A	N/A	N/A
Before waivers	1.67%	N/A	N/A	N/A	N/A	N/A
Class C
Net of waivers	1.55%	N/A	N/A	N/A	N/A	N/A
Before waivers	1.64%	N/A	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers	.55%	N/A	N/A	N/A	N/A	N/A
Before waivers	.63%	N/A	N/A	N/A	N/A	N/A

(f)	Amount is less than $.005.

(g)	Commencement of distributions.

^	Annualized.

See notes to financial statements.

abfunds.com	AB MUNICIPAL INCOME FUND II | 167

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Municipal Income Fund II:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of AB Municipal Income Fund II (the “Fund”) (comprising the AB Arizona Portfolio, AB Massachusetts Portfolio, AB Minnesota Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio, AB Pennsylvania Portfolio and AB Virginia Portfolio (collectively referred to as the “Portfolios”)), including the portfolios of investments, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios comprising AB Municipal Income Fund II at May 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

July 26, 2018

abfunds.com	AB MUNICIPAL INCOME FUND II | 169

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1) , Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Robert (“Guy”) B. Davidson III(2), Senior Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Matthew J. Norton(2), Vice President

Andrew Potter(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Messrs. Cohen, Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 85 (2004)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS, AGE AND (YEAR FIRST ELECTED)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS**
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

(Guy) Robert B. Davidson III 57	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Fred S. Cohen 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Terrance T. Hults 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Matthew J. Norton 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Andrew D. Potter 33	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Fund

The disinterested trustees (the “directors”) of AB Municipal Income Fund II (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Fund” and collectively, the “Funds”) at a meeting held on October 31-November 2, 2017 (the “Meeting”):

•	AB Arizona Portfolio

•	AB Massachusetts Portfolio

•	AB Minnesota Portfolio

•	AB New Jersey Portfolio

•	AB Ohio Portfolio

•	AB Pennsylvania Portfolio

•	AB Virginia Portfolio

Prior to approval of the continuance of the Advisory Agreement in respect of each Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee in respect of each Fund, in which the Senior Officer concluded that the contractual fee for each Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of

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the advisory fee in respect of each Fund. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Fund and the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Fund. The directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve a Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Fund, result in a higher rate of total compensation from such Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Funds under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all

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revenues and expenses of the Adviser’s relationships with the Funds, including those relating to its subsidiaries that provide transfer agency and distribution services to the Funds. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Funds before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Funds’ principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Funds’ shares; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of each Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares of each Fund against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that each Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as such Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared each Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style to any of the Funds.

The directors also considered the total expense ratio of the Class A shares of each Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of each Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in each Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Funds by others. Based on their review, the directors concluded that the expense ratios for AB Arizona Portfolio, AB Massachusetts Portfolio, AB New Jersey Portfolio, AB Ohio Portfolio and AB Virginia Portfolio were acceptable. The directors noted that the expense ratio for each of AB Minnesota Portfolio and AB Pennsylvania Portfolio was above the median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Funds contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Funds’ shareholders would benefit from a sharing of economies of scale in the event a Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

184 | AB MUNICIPAL INCOME FUND II	abfunds.com

AB MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MIFII-0151-0518

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Arizona Portfolio	2017	$28,895	$7	$21,696
	2018	$28,895	$18	$18,763

Massachusetts Portfolio	2017	$30,781	$12	$21,696
	2018	$30,781	$38	$18,763

Minnesota Portfolio	2017	$30,781	$—	$21,696
	2018	$30,781	$11	$18,763

New Jersey Portfolio	2017	$30,781	$6	$21,696
	2018	$30,781	$16	$18,763

Ohio Portfolio	2017	$30,781	$6	$21,696
	2018	$30,781	$13	$18,763

Pennsylvania Portfolio	2017	$28,895	$—	$21,696
	2018	$28,895	$19	$18,763

Virginia Portfolio	2017	$30,781	$12	$21,696
	2018	$30,781	$33	$18,763

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2017	$616,993	$21,703
			$(7)
			$(21,696)
	2018	$845,471	$18,781
			$(18)
			$(18,763)

Massachusetts Portfolio	2017	$616,998	$21,708
			$(12)
			$(21,696)
	2018	$845,491	$18,801
			$(38)
			$(18,763)

Minnesota Portfolio	2017	$616,986	$21,696
			$—
			$(21,696)
	2018	$845,464	$18,774
			$(11)
			$(18,763)

New Jersey Portfolio	2017	$616,992	$21,702
			$(6)
			$(21,696)
	2018	$845,469	$18,779
			$(16)
			$(18,763)

Ohio Portfolio	2017	$616,992	$21,702
			$(6)
			$(21,696)
	2018	$845,466	$18,776
			$(13)
			$(18,763)

Pennsylvania Portfolio	2017	$616,986	$21,696
			$—
			$(21,696)
	2018	$845,472	$18,782
			$(19)
			$(18,763)

Virginia Portfolio	2017	$616,998	$21,708
			$(12)
			$(21,696)
	2018	$845,486	$18,796
			$(33)
			$(18,763)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 30, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2018